UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Zura Bio Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2026
Dear Shareholder:
You are cordially invited to attend the annual general meeting of shareholders (“Annual Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), to be held as a virtual meeting on Wednesday, June 17, 2026 at 12:00 P.M. Eastern Time. The Annual Meeting will be broadcast via webcast. You will be able to attend the Annual Meeting, submit your questions and vote online by first registering at https://web.viewproxy.com/zura/2026. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. Please see “Questions and Answers About These Proxy Materials and Voting” in this proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions at the Annual Meeting and vote at the Annual Meeting.
We are using the “Full Set Delivery” method of providing proxy materials to all shareholders of record at the close of business on Monday, April 20, 2026 (the “Record Date”). Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all shareholders of record as of the Record Date paper copies of the Proxy Statement, the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice of Annual General Meeting of Shareholders (the “Notice”) and the proxy card on or about April 30, 2026. The Proxy Statement, the Notice and the 2025 Annual Report are also available online at investors.zurabio.com.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
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Proposal 1 — To elect, by ordinary resolution, eight (8) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

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Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

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Proposal 3 — To approve, by ordinary resolution, the Amended and Restated Zura Bio Limited 2023 Equity Incentive Plan (“Proposal 3”); and

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Proposal 4 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (“Proposal 4” and together with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

The accompanying Notice and Proxy Statement provides you with more specific information concerning the Annual Meeting, the Proposals and other related matters. It also provides information as to how to cast your vote.
The Company’s Board of Directors recommends that you vote FOR ALL for Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. Your vote is important.
Shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. You will be able to vote electronically and submit questions during the Annual Meeting only if you use your control number, which will be included in your proxy materials or in the instructions that you received via email, to log on to the meeting.
Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote via the Internet, by telephone or by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the proxy materials you received in the mail.
On behalf of the Board of Directors and the employees of the Company, we thank you for your continued support and look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ Sandeep Kulkarni

Sandeep Kulkarni
Chief Executive Officer and Director

ZURA BIO LIMITED
1489 W. Warm Springs Rd. #110
Henderson, Nevada 89014
(702) 825-9872
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On Wednesday, June 17, 2026
To the Shareholders of Zura Bio Limited:
NOTICE IS HEREBY GIVEN that the 2026 annual general meeting of shareholders (“Annual Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), will be held as a virtual meeting on Wednesday, June 17, 2026 at 12:00 P.M. Eastern Time. The Annual Meeting will be broadcast via webcast. You will be able to virtually attend the Annual Meeting, submit your questions and vote online during the meeting, by first registering at https://web.viewproxy.com/zura/2026. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date.
The Company is holding the Annual Meeting to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement (“Proxy Statement”):
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Proposal 1 — To elect, by ordinary resolution, eight (8) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

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Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

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Proposal 3 — To approve, by ordinary resolution, the Amended and Restated 2023 Equity Incentive Plan (“Proposal 3”); and

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Proposal 4 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (“Proposal 4” and together with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual General Meeting of Shareholders (“Notice”).
The Company’s Board of Directors recommends that you vote FOR ALL for Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. Your vote is important. The record date for the Annual Meeting is Monday, April 20, 2026. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at our executive offices for a period of 10 days prior to the Annual Meeting.
Shareholders may vote and submit questions while attending the Annual Meeting virtually via the Internet. You will need the 11 or 16-digit control number included in the proxy materials mailed to you or in the instructions that you received via email to enter the Annual Meeting via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of share ownership, are included in the proxy materials mailed to you and posted online at https://web.viewproxy.com/zura/2026.
Your vote is important. Whether or not you plan to attend the Annual Meeting, you are strongly encouraged to vote as soon as possible. You may vote via the Internet, by telephone or by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the proxy materials you received in the mail. To be counted, all Internet and telephone proxies must be received by 11:59 p.m., Eastern Time, on Tuesday, June 16, 2026, and all proxy cards must be returned to the address indicated on the business reply envelope included with the proxy materials so as to be received before the Annual Meeting. Even if you have voted by proxy, you may still vote via the Internet during the Annual Meeting at www.AALvote.com/ZURA. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON WEDNESDAY, JUNE 17, 2026:
We have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail. We began distributing this Proxy Statement, this Notice, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the proxy card on or about April 30, 2026. The Proxy Statement, the Notice and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 are also available online at investors.zurabio.com.
By order of the Board of Directors,
/s/ Sandeep Kulkarni

Sandeep Kulkarni
Chief Executive Officer and Director
April 30, 2026

i

ZURA BIO LIMITED
1489 W. Warm Springs Rd. #110
Henderson, Nevada 89014
(702) 825-9872
PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON WEDNESDAY, JUNE 17, 2026
AT 12:00 P.M. EASTERN TIME
We are providing you with these proxy materials because the board of directors of Zura Bio Limited (the “Board”) is soliciting your proxy to vote at the annual general meeting of shareholders (the “Annual Meeting”) of Zura Bio Limited, including at any adjournments thereof, to be held on Wednesday, June 17, 2026 at 12:00 P.M. Eastern Time in a virtual format. Please visit the website https://web.viewproxy.com/zura/2026 to register to attend the Annual Meeting. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement (“Proxy Statement”). However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. As used in this Proxy Statement, references to “we,” “us,” “our,” “Zura” and the “Company” refer to Zura Bio Limited and references to “Class A ordinary shares” and “Class A ordinary share” refer to the Company’s Class A ordinary shares, par value $0.0001 per share.
We are using the “Full Set Delivery” method of providing proxy materials to all shareholders of record as of the close of business on Monday, April 20, 2026 (the “Record Date”). Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all shareholders of record as of the Record Date paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice of Annual General Meeting of Shareholders (the “Notice”) and the proxy card on or about April 30, 2026. The Proxy Statement, the Notice and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) are also available online at investors.zurabio.com.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
How do I attend the Annual Meeting?
The Annual Meeting will be held on Wednesday, June 17, 2026 at 12:00 P.M. Eastern Time.
You may attend the Annual Meeting virtually via the Internet by first registering online at https://web.viewproxy.com/zura/2026. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Shareholders will be able to listen, vote and submit questions while attending the Annual Meeting virtually via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of share ownership, are posted at https://web.viewproxy.com/zura/2026.
The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered shareholder, you will be able to login as a guest. To view the meeting webcast visit https://web.viewproxy.com/zura/2026 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?
If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.
For the Annual Meeting, how do we ask questions of management and the Board?
Shareholders may submit questions relevant to the proposals to be voted on at the Annual Meeting for approximately 45 days in advance of the Annual Meeting online through https://web.viewproxy.com/zura/2026. We plan to spend up to 15 minutes answering appropriate shareholder questions at the conclusion of the Annual Meeting and will include as many shareholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted online during the Annual Meeting through https://web.viewproxy.com/zura/2026.
When is the record date for the Annual Meeting?
The Board has fixed the record date for the Annual Meeting as of the close of business on Monday, April 20, 2026.
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournment thereof. On the Record Date, there were a total of 94,880,710 Class A ordinary shares outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on the Record Date your shares were held, not in your name, but rather in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and that organization is responsible for delivering the notice to you. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other shareholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares via the Internet, including by providing you with a 16-digit control number via email or on your notice or your voting instruction form. If your shares are held in an account with a broker, bank or other shareholder of record providing such a service, you may instruct them to vote your shares over the Internet as instructed by your broker, bank or other shareholder of record. If you did not receive a 16-digit control number via email or on your notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other shareholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other shareholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other shareholder of record to do so. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?
There are four matters scheduled for a vote:
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Proposal 1 — To elect, by ordinary resolution, eight (8) nominees for director to the Board to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

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Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Board of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

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Proposal 3 — To approve, by ordinary resolution, the Amended and Restated Zura Bio Limited 2023 Equity Incentive Plan (“Proposal 3”); and

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Proposal 4 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (“Proposal 4” and together with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

What if another matter is properly brought before the meeting?
As of the date hereof, the Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.
How do I vote?
If you are a shareholder of record and your shares are registered directly in your name, you may vote:
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By Internet.   To vote through the Internet, go to www.AALvote.com/ZURA to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on Tuesday, June 16, 2026, to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

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By Telephone.   To vote by telephone, dial toll-free 1-866-804-9616 and follow the recorded instructions. You will be asked to provide your control number. Your vote via telephone must be received by 11:59 p.m., Eastern Time, on Tuesday, June 16, 2026, to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

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By Proxy Card.   Complete and mail the proxy card, which you have received or will receive by mail, and return it promptly in the envelope provided. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

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Virtually at the Annual Meeting.   Registered holders may vote during the Annual Meeting via the Internet using the control number indicated on your proxy card or voting instruction form by going to www.AALvote.com/ZURA.

If your shares are held in “street name” (i.e., held for your account by a broker, bank or other nominee), you should receive a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each Class A ordinary share you own at the close of business on the Record Date.
What are the Board’s recommendations on how to vote my shares?
Our Board recommends that you vote your shares “FOR” each of the director nominees named in this proxy statement to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal, “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2026, “FOR” approval of the amended and restated 2023 Zura Bio Limited Equity Incentive Plan and “FOR” approval of the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies.
Who will solicit the proxies and pay the cost of soliciting proxies for the Annual Meeting?
We will pay the cost of soliciting proxies for the Annual Meeting. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors, LLC a fee of approximately $20,750 and will reimburse Alliance Advisors, LLC for its reasonable out-of-pocket expenses and indemnify it and its affiliates against certain claims, liabilities, losses, damages, and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of the Class A ordinary shares and in obtaining voting instructions from those owners.
What if I return a proxy card or otherwise vote without giving specific voting instructions?
If you return a signed and dated proxy card or otherwise vote without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If your shares are held in “street name” and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee may under certain circumstances be able to vote your shares in its discretion. Brokers, banks and other nominees can vote your shares on “routine” matters, but cannot vote such shares on “non-routine” matters. We believe approvals of Proposal 1 and Proposal 3 are non-routine matters meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. We encourage you to provide voting instructions to your broker, bank or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other nominee about how to submit your proxy to them at the time you receive this Proxy Statement.
If you are a beneficial owner of shares held in “street name”, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions included in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. If you are the shareholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:
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by notifying our Corporate Secretary in writing at 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014 that you are revoking your proxy, provided such notice is received before the Annual Meeting;

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by submitting another properly completed proxy with a later date, provided we receive it before the Annual Meeting;

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by transmitting a subsequent vote via the Internet or by telephone prior to 11:59 p.m., Eastern Time, on Tuesday, June 16, 2026; or

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by attending the Annual Meeting and voting via the Internet using the unique join link sent to you once properly registered at https://web.viewproxy.com/zura/2026.

Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares are held in “street name,” you must contact your broker, bank or other nominee for instructions as to how to change your vote. Your attendance at the Annual Meeting does not revoke your proxy.
How is a quorum reached?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the issued and outstanding Class A ordinary shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 94,880,710 Class A ordinary shares issued and outstanding and entitled to vote. Thus, the holders of 47,440,356 Class A ordinary shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend in person at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present within half an hour from the time appointed for the meeting to commence or if, during the meeting, a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If, at the adjourned meeting, a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall be a quorum.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other nominee votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” We believe Proposal 2 and Proposal 4 are “routine” matters and we therefore expect brokers, banks or other nominees to vote on those proposals. We believe Proposals 1 and 3 are considered to be “non-routine” matters and we therefore expect broker non-votes to exist in connection with those proposals.
As a reminder, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What vote is required to approve each proposal and how are votes counted?
The vote required to approve the matter scheduled for a vote at the Annual Meeting is set forth below:
Proposal Number	Proposal Description	Vote Required for Approval	Broker Discretionary Voting Allowed?
1	Election of Directors	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	No
2	Ratification of the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	Yes
3	Approval of the Amended and Restated 2023 Zura Bio Limited Equity Incentive Plan	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	No
4	Approval of Adjournment Proposal	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	Yes
A resolution passed by a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution means that a proposal that receives an affirmative vote of the holders of a majority of the Class A ordinary shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter will be approved. Broker non-votes and abstentions, if any, will not be counted “For” or “Against” Proposals 1, 2, 3 and 4 and will have no effect on the outcome of such proposals.
Who counts the votes?
Alliance Advisors, LLC has been engaged as our independent agent to tabulate shareholder votes as the Inspector of Elections. If you are a shareholder of record, your executed proxy card should be returned directly to Alliance Advisors, LLC for tabulation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Alliance Advisors, LLC on behalf of all its clients.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce preliminary voting results at our Annual Meeting. We expect to announce final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) no later than the fourth business day after the Annual Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

Who should I contact if I have any additional questions?
If you have questions about the Proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact the Company’s proxy solicitor at:
Alliance Advisors, LLC
150 Clove Rd #400
Little Falls Township, NJ 07424
Toll-free at (844) 717-2302
Email at zura@allianceadvisors.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 1: ELECTION OF DIRECTORS
The Company’s Board currently comprises nine (9) directors. Each director is elected to serve until the next annual meeting or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.
Under our Second Amended and Restated Memorandum and Articles of Association (“MAA”), the terms of all of our current directors end at the Annual Meeting. At the Annual Meeting, the shareholders are being asked to elect each of Sandeep Kulkarni, Amit Munshi, Dan Becker, Mark Eisner, Jennifer Jarrett, Ajay Nirula, Steve Schoch and Parvinder Thiara to our Board to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or, if sooner, until the director’s earlier death, resignation or removal. Each of the director nominees is currently a member of the Board and has been nominated for re-election by our Board upon the recommendation of the nominating and governance committee of the Board (“Nominating and Governance Committee”). Since our 2025 Annual Meeting, each of Parvinder Thiara, Mark Eisner and Ajay Nirula were appointed by the Board to fill a vacancy on the Board after being recommended to our Nominating and Governance Committee by non-management directors of the Company.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

INFORMATION REGARDING DIRECTOR NOMINEES
Subsequent to shareholder approval of this proposal, the Board will have a total of eight (8) members as follows:
Name	Age	Position(s)
Sandeep Kulkarni	44	Chief Executive Officer and Director
Amit Munshi	58	Director, Chairman of the Board
Dan Becker	51	Director
Mark Eisner	60	Director
Jennifer Jarrett	55	Director
Ajay Nirula	59	Director
Steven Schoch	67	Director
Parvinder Thiara	40	Director
The following biographical information is furnished as to each nominee for election as a director:
Sandeep C. Kulkarni, M.D., has served as the Chief Executive Officer since January 2026, as a director of Zura since March 2023 and served as a director of Legacy Zura since March 2022. Dr. Kulkarni has also been the Chairman of the board of Amanat Acquisition Corp, a blank check SPAC, since January 2026. Previously, Dr. Kulkarni was the Chief Executive Officer, co-founder and a member of the board of directors of Tourmaline, from September 2021 to October 2025. Dr. Kulkarni was also a Managing Director at KVP Capital (“KVP”) from August 2020 to June 2022. Prior to KVP, Dr. Kulkarni served in multiple roles at RoivantSciences from July 2018 to June 2020, including as the Chief Operating Officer of its subsidiary, lmmunovant, Inc., Vice President Special Projects and Ombudsman to the Investment Committee. From September 2017 to February 2018, Dr. Kulkarni was Senior Investment Analyst at Consonance Capital, a healthcare investment firm, and Investment Analyst on the Life Sciences team at QVT Financial LP from April 2013 to August 2017. From August 2009 to May 2012, Dr. Kulkarni was a consultant, then Project Leader at the Boston Consulting Group, Inc., where he focused on the biopharma sector. Dr. Kulkarni earned a B.A. in Economics from Harvard College and an M.D. from the University of California, San Francisco. We believe Dr. Kulkarni’s extensive leadership and finance experience gives him the qualifications, attributes and skills to serve as a director.
Amit D. Munshi has served as Chairman of our Board since March 2023 and served as a director and the chairman of the board of directors of Legacy Zura since November 2022. Mr. Munshi also serves as a director of two U.S. subsidiaries of Zura: Zura Bio Inc. and Z33 Bio Inc. Mr. Munshi currently is a Member at SKIA Capital LLC. In addition, Mr. Munshi currently serves as the Chairman of the Board and Interim Chief Executive Officer of Sensorion SA, a biotechnology company. Previously, Mr. Munshi served as the Chief Executive Officer and chairman of the board of directors of Orna Therapeutics from May 2024 to March 2025 and was also previously the Chief Executive Officer & President of ReNAgade Therapeutics from April 2023 to May 2024, when ReNAgade Therapeutics was acquired by Orna Therapeutics. Mr. Munshi also currently serves as chairman of the board of directors at Enterprise Therapeutics, since March 2019, as chairman of the board of directors and as a member of the compensation committee of Inhibkase Therapeutics, Inc. (Nasdaq: IKT), since October 2024, as a member of the board of director and as chairperson of the compensation committee of Arcutis Inc., since December 2025, and as a member of the board directors of Sensorion SA since April 2025. Mr. Munshi also served a member of the board of directors and audit committee of Galecto Inc. (Nasdaq: GLTO) from January 2020 to March 2026. Prior to these roles, Mr. Munshi was President and Chief Executive Officer of Arena from May 2016 to March 2022 and a member of their board of directors from June 2016 until March 2022, when Arena was acquired by Pfizer Inc. Mr. Munshi also served as a member of the board of directors and audit committee of Pulmatrix Inc. from June 2017 until March 2021. Previously, Mr. Munshi served as President and Chief Executive Officer and as a director of 288 Epirus Biopharmaceuticals, Inc., a biopharmaceutical company focused on biosimilars, and Percivia LLC, a biotechnology company which was sold to Johnson & Johnson. Subsequent to an asset sale, in July 2016, Epirus filed a voluntary Chapter 7 petition in the United States Bankruptcy Court for the District of Massachusetts. Prior to Epirus and Percivia, Mr. Munshi was a co-founder and served as Chief Business Officer of Kythera Biopharmaceuticals, Inc. from 2005 to 2010, which was sold to Allergan plc, and held multiple leadership positions at Amgen Inc. from 1997 to 2005, including General Manager, Nephrology Europe. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. Mr. Munshi has more than 30 years of global biopharmaceutical industry experience in executive management, business development, product development and portfolio management. We believe Mr. Munshi’s vast executive management and business experience in the global biopharmaceutical industry and in-depth knowledge of product development gives him the qualifications, attributes and skills to serve as a director.
Dan Becker, M.D., Ph.D., has served as a director since May 2025. He currently serves as a Managing Director at Access Biotechnology, the biopharmaceutical investing arm of Access Industries, a privately held US-based industrial group, since August 2019. Previously, Dr. Becker served as a Principal at New Leaf Venture Partners, a venture capital firm, from January 2015 to May 2019, and a Principal in the Health Care practice at the Boston Consulting Group, from August 2009 to January 2015. Dr. Becker trained clinically in internal medicine and nephrology at Brigham and Women’s Hospital and Massachusetts General Hospital, and was a Research Fellow at Harvard Medical School. Dr. Becker currently serves on the boards of directors Matchpoint Therapeutics, since April 2021, Khanda Therapeutics L.P., since December 2024, and Perfuse Therapeutics, since July 2020. Previously, Dr. Becker served on the boards of directors of public and private companies, including Acelyrin, Inc. (Nasdaq: SLRN), from September 2022 to May 2025, Areteia Therapeutics, Inc., from February 2024 to March 2026, Hemab ApS, from February 2023 to April 2026, Mariana Oncology, from April 2021 to May 2024, Day One Biopharmaceuticals, Inc. (Nasdaq: DAWN), from December 2019 to May 2024, DTx Pharma, from February 2021 to July 2023, Principia Biopharma, Inc., from January 2017 to September 2020, and Pandion Therapeutics, Inc., from March 2020 to March 2021. He obtained both his M.D. and Ph.D. (Cellular and Molecular Biology) degrees from the University of Michigan, and received his B.S. in Physiology from the University of Illinois at Urbana-Champaign. We believe Dr. Becker’s medical training and expertise in early-stage biotech companies gives him the qualifications, attributes and skills to serve as a director.
Mark Eisner, M.D., M.P.H., has served as a director since February 2026. Dr. Eisner served as Vir Biotechnology, Inc.’s (Nasdaq: VIR) Executive Vice President and Chief Medical Officer from June 2024 to April 2026. Previously, Dr. Eisner served as Chief Medical Officer at Sonoma Biotherapeutics, Inc., a private clinical-stage biotechnology company, from September 2023 to June 2024, where he led all development functions, which included Biometrics, Regulatory, Clinical Science, Clinical Operations, Drug Safety and Pharmacology. From 2020 to September 2023, he served as Executive Vice President, Chief Medical Officer at FibroGen, Inc. (nka Kyntra Bio, Inc.) (Nasdaq: KYNB), a biopharmaceutical company, where he led all development functions, which included being the Head of China Clinical Development and Clinical Operations. Prior to FibroGen, Dr. Eisner spent nearly 11 years at Genentech, Inc., a member of the Roche Group, holding positions of increasing responsibility, including Senior Vice President, Global Head of Product Development Immunology, Infectious Disease and Ophthalmology from 2018 to 2020, and was accountable for late-stage clinical development of many products. Dr. Eisner completed his A.B. degree in human biology at Stanford University and his M.D. degree at the University of Pennsylvania School of Medicine. He also holds an M.P.H. focusing on epidemiology from the University of California, Berkeley, School of Public Health. We believe Dr. Eisner’s medical training and expertise in biotech companies gives him the qualifications, attributes and skills to serve as a director.
Jennifer Jarrett has served as a director since March 2023 and with Legacy Zura since January 2023. Ms. Jarrett has served as President and Chief Executive Officer of Damora Therapeutics, Inc. (Nasdaq: DMRA), a biotechnology company, and has also served on its board of directors, since March 2026. Previously, she served as Chief Operating Officer of Arcus Biosciences, Inc. (NYSE: RCUS), a biotechnology company, from October 2020 to March 2026 and as a member of its board of directors from January 2020 to January 2024. From January 2019 through September 2020, she served as Vice President of Corporate Development and Capital Markets of Uber Technologies, a technology company, and from June 2018 to January 2019 served as Arcus Bioscience’s Chief Operating Officer and Chief Financial Officer and, from March 2017 to June 2018, as its Chief Business Officer and Chief Financial Officer. From March 2016 to October 2016, Ms. Jarrett was the Chief Financial Officer of Medivation, Inc. (“Medivation”), a commercial biopharmaceutical company, which was acquired by Pfizer. Before Medivation, Ms. Jarrett spent 20 years in investment banking, most recently at Citigroup where she ran the firm’s west coast life sciences investment banking practice, and prior to that at Credit Suisse and Donaldson, Lufkin & Jenrette. Ms. Jarrett currently serves on the board of directors of Syndax Pharmaceuticals, Inc. (Nasdaq: SNDX) since September 2018, the board of directors and audit committee of Sagimet Biosciences Inc. (Nasdaq: SGMT) since August 2024, the board of directors of LifeMine Therapeutics since October 2022 and the board of directors of Cajal Neuroscience since November 2023, and previously served on the board of directors of Arena from June 2017 to March 2022, Audentes Therapeutics, Inc. from July 2017 to January 2020, Consonance-HFW Acquisition Corp December 2020 to August 2021 and Radius Health, Inc. from May 2022 to August 2022. Ms. Jarrett received a B.A. in Economics from Dartmouth College and her M.B.A. from the Stanford Graduate School of Business. We believe Ms. Jarrett’s extensive finance and operational experience gives her the qualifications, attributes and skills to serve as a director.
Ajay Nirula, M.D., Ph.D., has served as a director since February 2026. Dr. Nirula has served as Recludix Pharma’s President since March 2026 and Head of Research and Development since April 2024. Previously, he served as Executive Vice President from April 2024 to March 2026. Previously, Dr. Nirula served as Eli Lilly & Company’s (“Lilly”) (NYSE: LLY) Senior Vice President and Immunology Therapeutic Head and the site head for Lilly Biotechnology Center in San Diego from October 2022 through April 2024 and Vice President from 2015 through October 2022. Prior to joining Lilly, Dr. Nirula held leadership positions at Amgen Inc. and Biogen Idec MA Inc. and was involved in several research programs and regulatory filings spanning diseases such as rheumatoid arthritis, systemic lupus erythematosus, multiple sclerosis, psoriasis and vasculitis. Dr. Nirula began his career at Merck and Co., Inc. leading early clinical development of molecules in cardiovascular disease and inflammation. Dr. Nirula completed his undergraduate degree in molecular biology at University of California, Berkeley, his M.D. degree from UCLA School of Medicine, and his Ph.D. from the University of Texas Southwestern Medical School. He obtained board certification in Internal Medicine and Rheumatology and subsequently joined the faculty in the Division of Rheumatology at UCSF Medical Center. We believe Dr. Nirula’s medical training and expertise in biotech companies gives him the qualifications, attributes and skills to serve as a director.
Steven Schoch has served as a director of Zura since March 2023 and served as a director of Legacy Zura since January 2023. He served as a member of the board of directors of Arena and chaired the audit committee from June 2021 until the company was acquired by Pfizer in March 2022. Mr. Schoch currently serves as Chief Financial Officer of RefleXion, a position he has held since November 2024. Prior to joining RefleXion, Mr. Schoch served as Chief Operating Officer and Chief Financial Officer of FLYR Labs from September 2022 to November 2024 and Chief Financial Officer at 23andMe, Inc. from April 2018 to September 2022. Mr. Schoch served as the Chief Executive Officer of Miramax Films NY, LLC from March 2012 to January 2017, with overlapping service as Miramax’s Chief Financial Officer from January 2011 to January 2017. From 2001 to 2010, Mr. Schoch held various senior financial positions at Amgen, Inc., including Corporate Controller and divisional Financial Vice President. He served as the Executive Vice President and Chief Financial Officer of eToys, Inc. from January 1999 to April 2001. Prior to eToys, Inc., Mr. Schoch held a variety of financial positions in the media industry, including at The Walt Disney Company and the Times Mirror Company. Mr. Schoch holds a B.S. in Civil Engineering degree from Tufts University and a M.B.A. degree from the Tuck School of Business Administration, Dartmouth College. We believe Mr. Schoch’s extensive leadership and finance experience gives him the qualifications, attributes and skills to serve as a director.
Parvinder Thiara has served as a member of our Board since January 2026 and previously from June 2022 to May 2025. Mr. Thiara is a founding director of Athanor Capital, a Cayman-based investment firm. Mr. Thiara currently serves on the board of directors of Oak Hill Bio Ltd, a clinical-stage biotechnology company. Mr. Thiara also served as a member of Tourmaline Bio, Inc.’s board of directors from September 2022 through its acquisition by Novartis in October 2025. Previously, Mr. Thiara held various roles at D.E. Shaw & Co., including most recently as a Senior Vice President. Mr. Thiara earned a B.A. degree in Chemistry from Harvard College and an M.Sc. degree in Theoretical Chemistry from Oxford University as a Rhodes Scholar. We believe Mr. Thiara is qualified to serve as a director due to his medical and scientific background, combined with his significant experience as a manager and investor in the life sciences industry.

Director Independence
Nasdaq requires that a majority of our Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Based on information provided by each director concerning his or her background, employment and affiliations, our Board determined each of Amit Munshi, Mark Eisner, Ajay Nirula, Steven Schoch, Parvinder Thiara, Dan Becker, and Jennifer Jarrett, is “independent” and each of Arnout Ploos van Amstel and Neil Graham, during their term on the Board, were “independent” as that term is defined under Nasdaq listing standards. Our independent directors will regularly schedule meetings at which only independent directors are present.
Board of Directors Leadership Structure
Our Corporate Governance Guidelines specify that the Board will select our Chief Executive Officer and Chair of the Board in the manner that it determines to be in the best interests of our shareholders. The Chair of the Board has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Board has determined that the roles of Chief Executive Officer and Chair of the Board should be separate at present. However, the Board does not believe there should be a fixed rule regarding the positions of Chief Executive Officer and Chair being held by different individuals, or whether the Chair should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to assume these roles may require different outcomes at different times, and the Board believes that retaining flexibility for these decisions in the future is in the best interests of the Company and its shareholders. The role of chairperson is currently held by Mr. Amit Munshi, an independent, non-employee director.
Role of the Board in Risk Oversight
A key function of our Board is informed oversight of our risk management process. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Board and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, internal controls regarding information security, data privacy and cyber security. It is the responsibility of the committee chairpersons to report findings regarding material risk exposures to our Board.
The audit committee of our Board (“Audit Committee”) has the responsibility to consider and discuss with management and the Company’s independent registered public accounting firm, as appropriate, our guidelines and policies with respect to financial risk management and financial risk assessment, including our major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee considers risks relating to data privacy, technology and information security, including cyber security, threats and back-up of information systems and the steps the Company has taken to monitor and control such exposures. The compensation committee of our Board (“Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Nominating and Governance Committee oversees and reviews with management our major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures. In connection with its reviews of our business operations and corporate functions, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While our Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to our Board and its committees on such matters.
Communications with the Board
Our relationship with our shareholders is an important part of our corporate governance program. Engaging with shareholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our shareholder outreach includes road shows, conferences and meetings. We also communicate with our shareholders and other stakeholders through various media, including our SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.
Any interested person may communicate directly with the chairperson of the Board or the non-management or independent directors as a group. Persons interested in communicating directly with the independent or non-management directors regarding their concerns or issues may do so by addressing written correspondence to a particular director, or to the independent or non-management directors generally, in care of 1489 W. Warm Springs Rd. #110 Henderson, NV 89014, Attention: Corporate Secretary. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the chairperson of the Audit Committee, Compensation Committee, or Nominating and Governance Committee, as applicable.
Meetings of our Board of Directors and Committees; Executive Sessions
Our Board is responsible for the oversight of our management and strategy and for establishing corporate policies. Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring Board approval. Our Board met five times during the fiscal year ended December 31, 2025. With respect to our Board committees, during the fiscal year ended December 31, 2025, the Audit Committee met four times, the Compensation Committee met seven times and the Nominating and Governance Committee met four times. Each then-serving director attended 75% or more of the meetings of our Board and of each committee on which he or she served during fiscal year ended December 31, 2025.
Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.
Information Regarding Committees of the Board of Directors
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. Our Board may establish other committees to facilitate the management of our business. The following table provides membership and meeting information for the fiscal year ended December 31, 2025 for each of the committees:

Name	Audit	Compensation	Nominating and Governance
Robert Lisicki(1)
Amit Munshi	X	X
Dan Becker(2)		X*
Sandeep Kulkarni(1)
Jennifer Jarrett(3)	X	X	X
Neil Graham(4)			X*
Arnout Ploos van Amstel(5)			X
Steven Schoch(6)	X*†
Someit Sidhu
Parvinder Thiara(7)
Total meetings in 2025	4	7	4

†
Financial Expert

*
Committee Chairperson

(1)
Dr. Kulkarni was appointed to the Audit Committee, effective April 22, 2025. Effective January 21, 2026, (i) Mr. Lisicki resigned as the Company’s Chief Executive Officer and member of the Board, (ii) Dr. Kulkarni was appointed Chief Executive Officer and continued serving as a member of the Board and (iii) Dr. Kulkarni stepped down as a member of the Audit Committee.

(2)
Effective May 21, 2025, Mr. Becker was appointed as a member of the Board and replaced Dr. Kulkarni as chair of the Compensation Committee.

(3)
Effective January 21, 2026, Ms. Jarrett replaced Dr. Kulkarni as a member of the Audit Committee.

(4)
Effective April 22, 2025, Dr. Graham was appointed chair of the Nominating and Governance Committee. Effective February 21, 2026, Dr. Graham resigned from the Board and as a member of the Nominating and Governance Committee.

(5)
Effective December 11, 2025, Mr. Ploos van Amstel resigned from the Board and as a member of the Nominating and Governance Committee.

(6)
Effective February 21, 2026, Mr. Schoch was appointed chair of the Nominating and Governance Committee.

(7)
Mr. Thiara did not stand for reelection at the Company’s 2025 annual meeting of shareholders and his term as a member of the Board and as a member of the Compensation Committee and Nominating and Governance Committee expired on May 21, 2025. Effective January 21, 2026, Mr. Thiara was reappointed as a member of the Board. Effective April 23, 2026, Mr. Thiara replaced Mr. Schoch as chair of the Nominating and Governance Committee.

Below is a description of the Audit Committee, Compensation Committee and Nominating and Governance Committee. The written charters of the committees are available online on the Governance section of our investor relations website at investors.zurabio.com.
Audit Committee
As of the date of this Proxy Statement, the members of our Audit Committee are Steven Schoch, Jennifer Jarrett and Amit Munshi, with Steven Schoch serving as the chair of the Audit Committee.
Each of Steven Schoch, Jennifer Jarrett and Amit Munshi is independent under the rules and regulations of the SEC and Nasdaq listing standards applicable to Audit Committee members. The Board has determined that Steven Schoch qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment.

The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to the corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•
helping the Board oversee corporate accounting and financial reporting processes;

•
managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing related person transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•
approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Amit Munshi
Steven Schoch
Jennifer Jarrett
Compensation Committee
As of the date of this Proxy Statement, the Compensation Committee consists of Dan Becker, Jennifer Jarrett and Ajay Nirula, with Dan Becker serving as chair of the committee.
The Board has determined that each of Dan Becker, Jennifer Jarrett and Ajay Nirula is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary purpose of the compensation committee is to discharge the responsibilities of the Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:

*
The material in the foregoing Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•
reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

•
administering the equity incentive plans and other benefit programs;

•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•
reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Compensation Committee Process and Procedures
The Compensation Committee generally meets quarterly, and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting of the Compensation Committee is usually developed by the chairperson of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation.
The charter of the Compensation Committee grants the Compensation Committee access, at the Company’s expense, to such internal and external resources (including records and personnel) as the Compensation Committee deems necessary or appropriate to fulfill its defined responsibilities, including compensation consultants, independent legal counsel and other professional advisors. The Compensation Committee has sole authority to approve fees, costs and other terms of engagement of such outside resources. The Compensation Committee also has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee.
During the past fiscal year, the Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) as an independent compensation consultant. The Compensation Committee requested that Aon:
•
develop a comparative peer group of companies and perform analyses of competitive performance and compensation levels for that group;

•
provide competitive market data based on the compensation peer group for the Company’s executive officer positions, as well as broader technology company survey data, and evaluate how the compensation the Company pays its executive officers compares both to the Company’s performance and to how companies in the compensation peer group and broader technology industry compensate their executives;

•
develop recommendations for compensation of the Company’s executive officer positions and present such recommendation to the Compensation Committee; and

•
provide guidance on other compensation topics including, equity design and programs, burn rates and overhang levels, initial public offering equity compensation plans, and ad hoc market data and practices.

Generally, the Compensation Committee’s process for determining executive compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than our Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the Compensation Committee, which determines any adjustments to our Chief Executive Officer’s compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director share ownership information, company share performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Governance Committee
As of the date of this Proxy Statement, the Nominating and Governance Committee consists of Steven Schoch, Parvinder Thiara and Mark Eisner, with Parvinder Thiara serving as chair of the committee. The Board has determined that each of Steven Schoch, Parvinder Thiara and Mark Eisner is independent under the Nasdaq listing standards.
Specific responsibilities of the Nominating and Governance Committee include:
•
identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by shareholders, to serve on the Board;

•
considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;

•
developing and making recommendations to the Board regarding corporate governance guidelines and matters; and

•
overseeing periodic evaluations of the performance of the Board, including its individual directors and committees.

Guidelines for Selecting Director Nominees
The Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Governance Committee. The Board, and in turn the Nominating and Governance Committee, consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including (i) general understanding of finance, operations, sales and marketing, and other disciplines relevant to the success of a publicly-traded company in today’s business environment; (ii) understanding of the Company’s business on a technical level; (iii) educational and professional background; and (iv) a diversity of skills, experience, background and perspective.
Generally, our Nominating and Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by shareholders or through such other methods as the Nominating and Governance Committee deems to be helpful to identify candidates. The Nominating and Governance Committee may review, screen and evaluate the qualifications of qualified director nominees and then selects a nominee for recommendation to the Board by majority vote. Our Nominating and Governance Committee’s priority in selecting board members is identification of persons who will further the interests of the Company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among members of the board, and professional and personal experiences and expertise relevant to our growth strategy.
Shareholder Recommendations
The Nominating and Governance Committee will consider written recommendations from shareholders for director candidates. The Nominating and Governance Committee considers persons recommended by our shareholders in the same manner as a nominee recommended by our Board members, management or a third-party executive search firm in accordance with the criteria described above. The Nominating and Governance Committee evaluates candidates recommended by shareholders using the same criteria it applies to evaluate other candidates. Shareholders who wish to recommend a director candidate should submit the candidate’s name and background information in writing to our Corporate Secretary at 1489 W. Warm Springs Rd. #110, Henderson, Nevada 89014. Nominating shareholders and nominees must satisfy the requirements set forth in our MAA. Any notice of director nomination submitted to Zura must comply with any additional requirements of Rule 14a-19(b) under the Exchange Act.
Research and Development Committee
The Board has also established a Research and Development Committee. As of the date of this Proxy Statement, the Research and Development Committee consists of Ajay Nirula, Mark Eisner, Dan Becker and Parvinder Thiara, with Ajay Nirula serving as chair of the committee.
Specific responsibilities of the Research and Development Committee include:
•
reviewing and providing scientific advice for the Company’s research and development programs;

•
providing advice to the Board regarding the strategic direction of the Company’s research and development activities;

•
identifying and discussing significant emerging trends and issues in science and technology and considering the potential impact of such on the Company’s research and development; and

•
providing advice to the Company’s management and to the Board in connection with the deployment, utilization of, and allocation of resources in the Company’s research and development.

Code of Ethics
The Board has adopted a Code of Ethics. The Code of Ethics applies to all of our employees, officers, and directors. The full text of the Code of Ethics has been posted on our website, which can be found online at investors.zurabio.com. We intend to satisfy our disclosure obligations, if any, with respect to any future amendments to, or waivers of, our Code of Ethics, as and to the extent required by SEC regulations, by posting such information at the same location on our website identified above rather than by filing a Current Report on Form 8-K. Information contained on our website is not incorporated by reference into this Proxy Statement, and you should not consider the information contained on our website to be part of this Proxy Statement.
Securities Trading Policy (Insider Trading and Hedging)
The Board has adopted an insider trading policy (the “Insider Trading Policy”), governing transactions in the Company’s securities by directors, officers and employees, that is reasonably designed to promote compliance with insider trading laws, rules and regulations. The Insider Trading Policy also prohibits hedging or monetization transactions with respect to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, the Insider Trading Policy prohibits trading in derivative securities related to our Class A ordinary shares, which include publicly traded call and put options, engaging in short selling of our Class A ordinary shares, purchasing our Class A ordinary shares on margin or holding it in a margin account and pledging our shares as collateral for a loan. A copy of the Insider Trading Policy is incorporated by reference as Exhibit 19.1 to our 2025 Annual Report. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Incentive Compensation Recoupment Policy
In 2023, our Board adopted a written compensation recovery policy (the “Clawback Policy”), in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq rules, a copy of which is incorporated by reference as an exhibit to our 2025 Annual Report. The Clawback Policy provides for the repayment of any incentive compensation paid to our current or former executive officers, where the payments were granted, earned or vested in whole or in part on the attainment of a financial reporting measure and the Company is being required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws. The Clawback Policy applies to incentive compensation received by a covered officer on or after October 2, 2023.

PROPOSAL 2: RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board has selected WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that the selection of its independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting. Withum has served as our independent registered public accounting firm since March 29, 2023. Representatives of Withum are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our MAA nor other governing documents or law require shareholders’ ratification of the selection of Withum as our independent registered public accounting firm. However, the Board is submitting the selection of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.
Principal Accountant Fees and Services
The following tables present the aggregate fees billed by Withum for the fiscal year ended December 31, 2025 and 2024:
	Fiscal Year
	2025	2024
Audit fees(1)	$362,695	$350,000
Audit-related fees(2)	117,579	286,914
Tax fees	—	—
All other fees(3)	19,211	25,475
Total fees	$499,485	$662,389

(1)
“Audit fees” consisted of fees billed for professional services rendered for the audit of our year-end financial statements, review of our quarterly financial statements and in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related consents.

(2)
“Audit-related fees” consisted of fees billed for assurance and related services performed by the principal accountant reasonably related to the performance of the audit or review of the consolidated financial statements and not otherwise reported above under “Audit fees”.

(3)
“All other fees” consisted of fees billed for certain data security and technology services.

Pre-Approval Policies and Procedures
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Our Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: APPROVE THE AMENDED AND RESTATED 2023 ZURA BIO LIMITED EQUITY INCENTIVE PLAN
The Board is asking our shareholders to approve an amendment and restatement of the Zura Bio Limited 2023 Equity Incentive Plan (as previously amended and restated effective June 1, 2023), which was approved by the Board on April 23, 2026, subject to approval of our shareholders at the Annual Meeting. In this proxy statement, we refer to the Zura Bio Limited 2023 Equity Incentive Plan (as previously amended and restated effective June 1, 2023), prior to the proposed amendment and restatement, as the “2023 Plan”, and as amended and restated by the proposed amendment and restatement, as the “Amended 2023 Plan.”
The 2023 Plan currently provides that the number of Class A ordinary shares reserved for issuance thereunder automatically increases on January 1 of each year by the lesser of (i) 5% of the total number of our Class A ordinary shares issued and outstanding on December 31 of the preceding calendar year, (ii) 8,059,796 Class A ordinary shares or (iii) such lesser number of Class A ordinary shares as determined by the Compensation Committee in its sole discretion, from calendar year 2024 through calendar year 2029 (the “Reserved Share Increase Provision”), unless the Board determines to increase the share pool by a smaller number of shares.
The Board has determined that it is in the best interests of the Company and our shareholders to seek shareholder approval of the Amended 2023 Plan as described in this Proposal 3 because, among other things, we have a continuing need to grant equity awards to attract and retain qualified personnel and to respond to relevant market changes in equity compensation programs. The Amended 2023 Plan amends clause (i) of the Reserved Share Increase Provision set forth above solely to include in the formula for calculating the share reserve increase, starting with the evergreen increase that will take effect on January 1, 2027, the total number of Class A ordinary shares underlying pre-funded warrants outstanding as of December 31 of the preceding year, in addition to Class A ordinary shares actually outstanding on that date (as so amended, the “Amended Reserved Share Increase Provision”). The other terms and provisions of the Amended 2023 Plan are substantively the same as the 2023 Plan, with updates to effect the foregoing change and other ministerial changes due to passage of time.
The summary above does not purport to be a complete description of all of the provisions of the Amended 2023 Plan and is qualified in its entirety by reference to the full text of the Amended 2023 Plan, which is attached as Appendix A to this proxy statement.
If this Proposal 3 is approved by our shareholders, the Amended 2023 Plan will become effective as of the date of the Annual Meeting. In the event that our shareholders do not approve this Proposal 3, the Amended 2023 Plan will not become effective and the 2023 Plan will continue in its current form.
Why You Should Vote to Approve the Amended 2023 Plan
We are asking our shareholders to approve the Amended 2023 Plan to enable us to continue offering effective equity compensation to our employees, officers, non-employee directors, and other service providers and to take advantage of the significant motivation and retention benefits provided by equity compensation, including incentive share options for eligible U.S. employees.
Equity Incentive Awards Are a Critical Component of Competitive Compensation Packages
The Board believes that the Amended 2023 Plan is necessary to ensure that we can continue to attract, retain and motivate the services of talented individuals essential to our long-term growth and financial success. Our Board strongly believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and our directors and consultants, and is a substantial contributing factor to our success and the growth of our business. We have relied significantly on equity awards to attract, retain and motivate key employees, and we believe that equity awards are necessary for us to remain competitive in the marketplace for executive talent and other employees. If our shareholders do not approve the Amended 2023 Plan, the 2023 Plan will remain in effect as-is, and we will be limited in our ability to continue to issue awards under the 2023 Plan in numbers sufficient to attract and motivate the highly skilled employees we need to recruit and retain.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing shareholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to monitoring our equity compensation share reserve to ensure that we maximize shareholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain our employees, directors and consultants.
If this Proposal 3 is approved by our shareholders, then the Amended Reserved Share Increase Provision in particular may increase the number of shares that may be added to the Amended 2023 Plan over time. Because pre-funded warrants are the economic equivalent of Class A ordinary shares, we believe that it is appropriate to include Class A ordinary shares underlying outstanding pre-funded warrants in the base that is used to calculate the annual share reserve increase effectuated by the Amended Reserved Share Increase Provision, in addition to Class A ordinary shares actually outstanding. In addition, pre-funded warrants represent a significant portion of our current capitalization. As of the Record Date, there were 94,880,710 Class A ordinary shares issued and outstanding and pre-funded warrants to acquire 29,295,396 Class A ordinary shares, representing approximately 95.06% of our capitalization on a fully-diluted basis. We believe this approach will help ensure that the size of the share reserve under the Amended 2023 Plan grows in proportion to our total economic capitalization, consistent with how dilution is measured by our shareholders.
The closing price of our Class A ordinary shares as reported on Nasdaq Stock Market LLC as of April 20, 2026 was $5.37.
Summary of the Amended 2023 Plan
The following is a summary of the principal provisions of the Amended 2023 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended 2023 Plan and is qualified in its entirety by reference to the full text of the Amended 2023 Plan, which is attached as Appendix A to this proxy statement.
Purpose of the Amended 2023 Plan
The purpose of Amended 2023 Plan is to promote and closely align the interests of our employees, officers, non-employee directors, and other service providers and our shareholders by providing share-based compensation and other performance-based compensation. The objectives of the Amended 2023 Plan are to attract and retain the talented available personnel for positions of substantial responsibility and to motivate participants to optimize the profitability and growth of the Company and its subsidiaries through incentives that are consistent with our goals and that link the personal interests of participants to those of our shareholders. The Amended 2023 Plan allows for the grant of options, both incentive and “non-qualified” options; share appreciation rights (“SARs”), alone or in conjunction with other awards; restricted share awards and restricted share units (“RSUs”); incentive bonuses, which may be paid in cash, shares, or a combination thereof; and other share-based awards. We refer to these collectively herein as “Awards.”
Eligibility
The Amended 2023 Plan provides for the grant of awards to eligible employees, directors, and consultants. ISOs may be granted only to employees. As of the Record Date, 44 employees and 8 non-employee directors would be eligible to participate in the Amended 2023 Plan.
Administration
The Amended 2023 Plan is administered by the Compensation Committee, which we refer to herein as the “Administrator.” The Administrator has broad discretionary authority, subject to the provisions of the Amended 2023 Plan, to establish sub-plans for certain non-U.S. persons and to administer and interpret the Amended 2023 Plan including any sub-plans established thereunder and Awards granted thereunder. All decisions and actions of the Administrator will be final and binding on all parties.

Share Pool
The maximum number of Class A ordinary shares that may be issued under the Amended 2023 Plan is equal to 9,594,213 Class A ordinary shares.
In addition, the Reserved Share Increase Provision currently provides that the number of Class A ordinary shares reserved for issuance under the 2023 Plan will automatically increase on January 1 of each year by the lesser of (i) 5% of the total number of our Class A ordinary shares issued and outstanding on December 31 of the preceding calendar year, (ii) 8,059,796 Class A ordinary shares or (iii) such lesser number of Class A ordinary shares as determined by the Compensation Committee in its sole discretion, from calendar year 2024 through calendar year 2029, unless the Board determines to increase the share pool by a smaller number of shares.
Under the Amended Reserved Share Increase Provision, the number of Class A ordinary shares reserved for issuance under the Amended 2023 Plan will increase annually, beginning on January 1, 2024 and ending on and including January 1, 2029, by a number of Class A ordinary shares equal to the lesser of (i) 5% of the total number of Class A ordinary shares (and beginning January 1, 2027, the sum of the total number of Class A ordinary shares and the total number of Class A ordinary shares underlying all pre-funded warrants) outstanding on December 31 of the preceding calendar year, (ii) 8,059,796 Class A ordinary shares or (iii) such number of Class A ordinary shares as determined by the Compensation Committee in its sole discretion. The number of Class A ordinary shares available for grant as Awards at any time is referred to below as the “Share Pool.” The Share Pool is subject to certain adjustments in the event of a change in our capitalization. Class A ordinary shares issued under the Amended 2023 Plan may be either authorized and unissued shares or previously issued shares acquired by us.
On termination or expiration of an Award, in whole or in part, the number of Class A ordinary shares subject to such Award but not issued thereunder or that are otherwise forfeited back to the Company will again become available for grant under the Amended 2023 Plan. Additionally, shares retained or withheld in payment of any exercise price, purchase price or tax withholding obligation of an Award will again become available for grant under the Amended 2023 Plan.
Limits on Non-Employee Director Compensation
Under the Amended 2023 Plan, the aggregate dollar value of all cash and equity-based compensation (whether granted under the Amended 2023 Plan or otherwise) to our non-employee directors for services in such capacity shall not exceed $750,000 during any calendar year. However, during the calendar year in which a non-employee director first joins the Company’s Board, such aggregate limit shall instead be $1,000,000.
Types of Awards
Options
All options granted under the Amended 2023 Plan will be evidenced by a written agreement providing, among other things, whether the option is intended to be an incentive option or a non-qualified option, the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed ten years, and other terms and conditions. Subject to the express provisions of the Amended 2023 Plan or sub-plan established thereunder, options generally may be exercised over such period, in installments or otherwise, as the Administrator may determine. The exercise price for any option granted may not generally be less than the fair market value of the Class A ordinary shares subject to that option on the grant date. The exercise price may be paid in cash or such other method as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an option, the delivery of previously owned shares or withholding of shares deliverable upon exercise. Other than in connection with a change in our capitalization, we will not, without shareholder approval, reduce the exercise price of a previously awarded option, provided, however, that at any time when the exercise price of an option previously awarded at least two years ago is at least 100% greater than the fair market value of a Ordinary Share over a period of 90 trading days, we may, in our sole discretion and without shareholder approval, cancel and re-grant or exchange such option for cash or a new Award with a lower (or no) exercise price. In any event, we will not reduce the exercise price without the approval of the relevant option holder if such a reduction would cause the option to be non-compliant with the rules of any sub-plan or create adverse tax consequences for the holder.
Share Appreciation Rights
SARs may be granted alone or in conjunction with all or part of an option. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the Class A ordinary shares at the time of exercise exceeds the exercise price of the SAR. This amount is payable in Class A ordinary shares, cash, restricted shares, or a combination thereof, at the Administrator’s discretion.
Restricted Shares and RSUs
Awards of restricted shares consist of Class A ordinary shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of cash or shares to the participant only after specified conditions are satisfied. The Administrator will determine the restrictions and conditions applicable to each Award of restricted shares or RSUs, which may include performance-vesting conditions.
Other Share-Based Awards
Other share-based awards are Awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of Class A ordinary shares.
Incentive Bonuses
Each incentive bonus will confer upon the participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a specified performance period. The Administrator will establish the performance criteria and level of achievement versus these criteria that will determine the threshold, target, and maximum amount payable under an incentive bonus, which criteria may be based on financial performance and/or personal performance evaluations. Payment of the amount due under an incentive bonus may be made in cash or shares, as determined by the Administrator.
Performance Criteria
The Administrator may specify certain performance criteria which must be satisfied before Awards will be granted or will vest. The performance goals may vary from participant to participant, group to group, and period to period. The Administrator reserves discretion to adjust performance criteria on an equitable basis to reflect circumstances not anticipated at the outset of the performance period, such as changes in law, changes in accounting and extraordinary events.
Change in Control
Unless otherwise expressly provided in any sub-plan or applicable Award agreement or another contract, the Administrator will provide that any or all of the following will occur upon a participant’s termination of employment without cause or resignation for good reason within 24 months following a change in control: (i) in the case of an option or SAR, the participant will have the ability to exercise any portion of the option or SAR not previously exercisable, (ii) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an incentive bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the participant will have the right to receive a payment based on target level achievement or actual performance through a date determined by the Administrator, and (iii) in the case of outstanding restricted shares, RSUs or other share-based awards (other than those referenced in subsection (ii)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award will immediately lapse.
In the event of a change in control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute awards upon the change in control, immediately prior to the change in control, all Awards that are not assumed, continued or substituted for will be treated as follows: (A) in the case of an option or SAR, the participant will have the ability to exercise such option or SAR, including any portion of the option or SAR not previously exercisable, (B) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an incentive bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award will immediately lapse and the participant will have the right to receive a payment based on target level achievement or actual performance through a date determined by the Administrator, as determined by the Administrator, and (C) in the case of outstanding restricted shares, RSUs or other share-based Awards (other than those referenced in subsection (B)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award will immediately lapse.
The Administrator may provide for the cancellation and cash settlement of all outstanding Awards upon such change in control, it being understood that no amount will be payable with respect to options and SARs with an exercise price equal or greater than the amount being paid with respect to an Ordinary Share.
Transferability
Awards generally may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or SAR may be exercisable only by the participant during his or her lifetime.
Amendment and Termination
The Board has the right to amend, alter, suspend or terminate the Amended 2023 Plan at any time, provided certain enumerated material amendments may not be made without shareholder approval and provided also that any decision to amend any sub-plan does not cause any Awards granted thereunder to be non-compliant with the rules of that sub-plan. No amendment or alteration to the Amended 2023 Plan or an Award or award agreement will be made that would materially impair the rights of the holder, without such holder’s consent; however, no consent will be required if the Administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the Amended 2023 Plan, or such Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the Amended 2023 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the Amended 2023 Plan. The Amended 2023 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Share Options
Generally, there is no taxation upon the grant of an NSO if the share option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the share option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the share option, and the participant’s capital gain holding period for those shares will begin on that date.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Share Options
The Amended 2023 Plan provides for the grant of share options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the share option was granted and more than one year from the date the share option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the share option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the share option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the share option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the share option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the share option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the share option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the share option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Share Awards
Generally, the recipient of a restricted share award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share award.
RSU Awards
Generally, the recipient of an RSU award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from an RSU award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.
SARs
Generally, if an SAR is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the SAR.
Section 162(m) Limit
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2023 Plan will be subject to the deduction limit under Section 162(m).
New Plan Benefits under the Amended 2023 Plan
In general, awards to executive officers, other employees and consultants are made at the discretion of the administrator. As a result, the benefits and amounts that will be received or allocated to executive officers, other employees, and consultants under the Amended 2023 Plan are not determinable at this time. Pursuant to our non-employee director compensation policy, each of our current non-employee directors would be eligible to receive an annual grant under the Amended 2023 Plan of an option to purchase the lesser of (1) 51,000 Class A ordinary shares or (2) the maximum number of Class A ordinary shares that would result in the option having a grant date fair value of not more than $200,000. For more information regarding our non-employee director compensation policy, please see the section below entitled “Director Compensation”.

Aggregate Past Grants Under the 2023 Plan
As of the Record Date, awards covering a total of 27,927,473 Class A ordinary shares have been granted under the 2023 Plan since its inception. The following table shows information regarding the grant of such awards (regardless of whether subsequently exercised or forfeited) to the persons and groups identified below.
Name and Position	Number of Options	Number of Restricted Share Units
Robert Lisicki Former Chief Executive Officer	3,320,000	—
Kim Davis Chief Operating Officer, Chief Legal Officer and Corporate Secretary; Former Interim Chief Executive Officer	1,541,047	492,381
Eric Hyllengren Former Chief Financial Officer	340,900	—
Kiran Nistala Chief Medical Officer and Head of Development	1,317,600	—
All current executive officers as a group (4 persons)(1)	9,013,232	492,381
All current non-employee directors as a group (8 persons)	4,429,781	499,993
All employees, including all current officers who are not executive officers, as a group	8,152,342	1,246,637

(1)
In addition to the awards granted to Kim Davis and Kiran Nistala, includes 5,055,374 Class ordinary shares underlying options granted to Sandeep Kulkarni and 1,099,211 Class A ordinary shares underlying options granted to Gary Whale.

Certain Interests of Directors
In considering the recommendation of our Board with respect to the approval of the Amended 2023 Plan, shareholders should be aware that the members of the Board have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Amended 2023 Plan. The Board recognizes that approval of this proposal may benefit our directors and their successors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED 2023 PLAN

PROPOSAL 4: APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING
Overview
This proposal, if approved, will allow the chair of the Annual Meeting to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies (the “Adjournment Proposal”). The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Annual Meeting to approve any or all of the other Proposals. In no event will the Annual Meeting be adjourned beyond the date by which it may properly do so under our MAA and Cayman Islands law.
Consequences if Shareholder Approval is Not Obtained
If the Adjournment Proposal is not approved by our shareholders, the chair of the Annual Meeting will not adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Meeting to approve any or all of the Proposals.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADJOURNMENT PROPOSAL

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement:
Name	Age	Position(s)
Sandeep Kulkarni	44	Chief Executive Officer and Director
Kim Davis	58	Chief Operating Officer, Chief Legal Officer and Corporate Secretary
Kiran Nistala	54	Chief Medical Officer and Head of Development
Gary Whale	52	Chief Technology Officer
The background of Dr. Kulkarni is described above under “Information Regarding Director Nominees.”
Kim Davis has served as Chief Operating Officer, Chief Legal Officer and Corporate Secretary since March 2025. Ms. Davis also served as our Interim Chief Executive Officer from October 2025 through January 2026. Ms. Davis was previously our Chief Legal Officer and Corporate Secretary from March 2023 to March 2025 and served in such positions at Legacy Zura since September 2022. Previously, Ms. Davis served as Vice President, Deputy General Counsel and Chief Compliance Officer of Arena from 2020 until its acquisition by Pfizer in September 2022. From 2014 to 2020, Ms. Davis was Vice President and Chief Compliance Officer of Kaleo, Inc. from 2011 to 2014, Ms. Davis was Vice President and Health Care Law & Compliance Officer of Impax Laboratories, Inc. (now Amneal Pharmaceuticals LLC). In previous roles, Ms. Davis was Executive Director from 2008 to 2011 and Associate General Counsel from 2000 to 2008 at Amgen, Inc. Ms. Davis holds a Juris Doctor from Pepperdine University School of Law, and a Bachelor of Arts in Business Management from Sweet Briar College.
Kiran Nistala has served as Chief Medical Officer and Head of Development since November 2023. He is an experienced physician and immunologist with nearly two decades of expertise in translational medicine and the strategic design of clinical trials, spanning a diverse spectrum of medical disorders. His primary areas of specialization encompass rheumatology, dermatology, and respiratory disorders. From March 2020 to October 2023, Dr. Nistala served as the Vice President of late-stage clinical development in Immunology at AstraZeneca, where he was instrumental to their therapeutic build in autoimmune disease. His primary focus was on immunology programs aimed at addressing conditions such as lupus, myositis, and eosinophilic disorders. He led the clinical team and set the strategy for AstraZeneca’s scleroderma Phase 3 trial. Prior to his tenure at AstraZeneca, Dr. Nistala held a series of increasingly senior positions at GlaxoSmithKline from December 2015 to February 2020, where his contributions ranged from pivotal roles in research strategy, immune safety governance boards, design of clinical protocols and championing translational medicine initiatives. In addition to his corporate roles, Dr. Nistala served as an Honorary Consultant in pediatric rheumatology at Great Ormond Street Hospital for Children NHS Foundation Trust in the United Kingdom, demonstrating his commitment to both academic and clinical excellence. Dr. Nistala earned a bachelor’s degree in Psychology from the University of Cambridge in 1993, an MBBS in 1996 and a PhD in Immunology in 2010 from University College London, and completed his scientific training with a prestigious Clinician Scientist Fellowship from the Wellcome Trust in 2015.
Gary Whale has served as Chief Technology Officer since March 2023 and served in such position at Legacy Zura since February 2023. Before joining Legacy Zura, Dr. Whale was employed as Vice President, Global Head of Technical Operations at EUSA Pharma, from May 2020 until the company was successfully sold in 2022 to a larger Italian specialty care company, Recordati S.p.A. Prior to this, from January 2018 to April 2020, Dr. Whale was Chief Operating Officer at VHsquared, a biotech start-up company. From March 2014 to January 2018, Dr. Whale was VP CMC & Manufacturing Operations at VHsquared. Previously, Dr. Whale spent a number of years at other companies, including: Emergent BioSolutions from January 2007 to June 2013, Microscience Ltd from September 2002 to May 2007 and Proctor and Gamble from November 1996 to October 1999, all of which were in a technical operations role. Dr. Whale holds a bachelor’s degree in Biochemistry and a master’s degree in Microbiology from the University of London, and a PhD in the purification and characterization of bacterial cell surface antigens from Robert Gordon University.

EXECUTIVE COMPENSATION
We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies and smaller reporting companies, as the Company qualifies as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” under the Exchange Act. The scaled down disclosure rules require compensation disclosure for all individuals serving as our principal executive officer during 2025 and our two most highly compensated executive officers other than the principal executive officers whose total compensation for 2025 exceeded $100,000 and who were serving as executive officers as of December 31, 2025, and up to two additional individuals who served as executive officers during the year ended December 31, 2025, but were not serving in such capacity as of December 31, 2025, if their total compensation is higher than any of the other named executive officers in the preceding group. We refer to these individuals as our “named executive officers.” For 2025, our named executive officers were:
•
Robert Lisicki, former Chief Executive Officer1;

•
Kim Davis, Chief Operating Officer, Chief Legal Officer and Corporate Secretary; Former Interim Chief Executive Officer2;

•
Eric Hyllengren, former Chief Financial Officer3; and

•
Kiran Nistala, Chief Medical Officer and Head of Development.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Lisicki(4) Former Chief Executive Officer	2025	624,000	—	—	1,118,295	—	1,742,295
	2024	537,751	316,461	—	5,805,389	—	6,659,601
Kim Davis(4) Chief Operating Officer, Chief Legal Officer and Corporate Secretary; Former Interim Chief Executive Officer	2025	486,359	312,000	—	474,087	8,844	1,281,291
	2024	437,395	195,744	—	1,141,812	20,700	1,795,651
Eric Hyllengren(5) Former Chief Financial Officer	2025	230,303	95,000	—	711,312	11,875	1,048,490
Kiran Nistala(6) Chief Medical Officer and Head of Development	2025	468,334	213,405	—	331,415	9,414	1,022,568
	2024	409,600	177,357	—	1,933,564	10,454	2,530,975

(1)
The amounts reported in this column for 2025 represent the total annual performance-based cash bonuses paid to our named executive officers for the year ending December 31, 2025. Ms. Davis’s bonus for 2025 includes $91,000 attributable to her service as Interim Chief Executive Officer.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the share options granted to our named executive officers during the relevant years, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of the share options reported in this column for 2025 are set forth in Note 2 to our audited financial statements included in our 2025 Annual Report.

1
Effective January 21, 2026, Mr. Lisicki resigned as the Company’s Chief Executive Officer and Dr. Kulkarni was subsequently appointed as our new Chief Executive Officer.

2
Effective October 10, 2025, Ms. Davis was appointed as the Company’s Interim Chief Executive Officer. Effective January 21, 2026, Ms. Davis stepped down as the Company’s Interim Chief Executive Officer upon Dr. Kulkarni’s appointment.

3
Effective July 7, 2025, Mr. Hyllengren commenced employment as the Company’s Chief Financial Officer and subsequently separated from the Company effective April 20, 2026.

(3)
The amounts reported in this column for 2025 for Ms. Davis, Mr. Hyllengren and Dr. Nistala represent employer matching contributions to their respective 401(k) plan or UK workplace pension schemes during the year ending December 31, 2025.

(4)
Effective January 21, 2026, Mr. Lisicki resigned as the Company’s Chief Executive Officer and Ms. Davis stepped down as the Company’s Interim Chief Executive Officer.

(5)
Effective July 7, 2025, Mr. Hyllengren commenced employment as the Company’s Chief Financial Officer and subsequently separated from the Company effective April 20, 2026.

(6)
The cash amounts reported in this table for Dr. Nistala for 2025 have been converted from GBP to USD using the average exchange rate for the year ended December 31, 2025 of 1 GBP = USD$1.25.

Narrative to the Summary Compensation Table
We review compensation annually for all employees, including our named executive officers. In setting our named executive officers’ base salaries and bonuses and granting equity incentive awards, we seek to align pay for performance and consider, among other factors, compensation for comparable positions in the market, the historical compensation levels of our named executive officers, individual performance as compared to our expectations and objectives, our desire to motivate our named executive officers to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our company.
Base Salaries
Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. See “— Employment Arrangements with Our Named Executive Officers” for additional information.
The following table sets forth the annual base salaries for our named executive officers for 2024 and 2025, at year end:
Name	2024 Base Salary Rate ($)	2025 Base Salary Rate ($)
Robert Lisicki	585,000	631,800
Kim Davis	439,875	493,000
Eric Hyllengren	—	475,000
Kiran Nistala(1)	409,600	453,000

(1)
The amounts reported in this table for Dr. Nistala have been converted from GBP to USD using the average exchange rate for the year ended December 31, 2024 of 1 GBP = USD$1.28 and for the year ended December 31, 2025 of 1 GBP = USD$1.25.

Annual Cash Bonuses
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. In accordance with the terms of their respective employment agreements, our named executive officers are eligible to receive discretionary annual bonuses of up to a percentage of each executive’s gross base salary based on individual performance, company performance or as otherwise determined appropriate, as determined by the Compensation Committee of the Board.

The following table sets forth the discretionary bonus amounts approved for our named executive officers for 2025, also set forth above in the Summary Compensation Table in the column titled “Bonus”:
Name	2025 Bonus Amount ($)
Robert Lisicki(1)	0
Kim Davis(1)	312,000
Eric Hyllengren(2)	95,000
Kiran Nistala(3)	213,405

(1)
Effective January 21, 2026, Mr. Lisicki resigned as the Company’s Chief Executive Officer and was not eligible to receive a bonus for 2025 pursuant to the terms of his separation agreement, as described below under “Employment Agreements with Our Named Executive Officer.”

(2)
Mr. Hyllengren’s 2025 bonus was prorated based on the number of days that he was employed by the Company during 2025.

(3)
The 2025 bonus amount reported in this table for Dr. Nistala has been converted from GBP to USD using the average exchange rate for the year ended December 31, 2025 of 1 GBP = USD$1.25.

Equity-Based Incentive Awards
Our equity-based incentive awards granted to our named executive officers are designed to align our interests and those of our shareholders with those of our employees and consultants, including our named executive officers. As of the date of this proxy statement, RSUs and share options were the only form of equity awards we have granted to any of our named executive officers.
We use share options as an incentive for long-term compensation to our named executive officers because the share options allow our named executive officers to profit from this form of equity compensation only if our share price increases relative to the share option’s exercise price, which exercise price is set at the fair market value of our Class A ordinary shares on the date of grant. Vesting of equity awards is generally tied to each officer’s continuous service with us and serves as an additional retention measure. We may grant equity awards at such times as the Board or Compensation Committee determines appropriate. Our executives generally are awarded an initial grant in the form of a share option award in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. Share options and RSUs typically vest over a period of four years from the date of grant, subject to the named executive officer’s continued service to us through each applicable vesting date. See “— Outstanding Equity Awards at Fiscal Year-End Table.”
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2025. Except as otherwise noted below, all of the equity awards shown in the table below were granted under our 2023 Equity Incentive Plan (the “2023 Plan”).

		Option Awards				Stock Awards
Name	Date Granted	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert Lisicki	1/24/2024(2)	287,500	312,500	3.98	1/24/2034	—	—
	3/26/2024(2)	175,000	225,000	3.98	3/26/2034	—	—
	6/18/2024(3)	393,750	656,250	3.38	6/18/2034	—	—
	12/9/2024(5)	117,000	—	2.76	12/9/2034	—	—
	2/27/2025(3)	—	1,153,000	1.20	2/27/2035	—	—
Kim Davis	3/15/2023(2)	146,303	60,244	1.20	3/15/2033	—	—
	5/18/2023(6)	—	—	—	—	246,191	1,290,041
	6/18/2024(3)	157,500	262,500	3.38	6/18/2034	—	—
	2/27/2025(3)	—	488,800	1.20	2/27/2035	—	—
Eric Hyllengren	7/15/2025(4)	—	672,000	1.30	7/15/2035	—	—
Kiran Nistala	1/24/2024(2)	182,291	167,709	3.98	1/24/2034	—	—
	6/18/2024(3)	106,875	178,125	3.38	6/18/2034	—	—
	2/27/2025(3)	—	341,700	1.20	2/27/2035	—	—

(1)
The amounts in this column represent the market value of the Class A ordinary shares underlying the stock awards as of December 31, 2025, based on the closing price of our Class A ordinary shares, as reported on Nasdaq, of $5.24 per share on December 31, 2025.

(2)
This option award vests over a period of four years with 25% of the shares underlying the option vesting on the first anniversary of the grant date and 2.083% of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(3)
This option award vests over a period of four years with 25% of the shares underlying the option vesting on the first anniversary of the grant date and the remaining 75% of the shares underlying the option vesting on quarterly basis thereafter, subject to continued service through each vesting date.

(4)
This option award vests over a period of four years with 25% of the shares underlying the option vesting on the first anniversary of the grant date and the remaining 75% of the shares underlying the option vesting on quarterly basis thereafter, subject to continued service through each vesting date. This option award was granted pursuant to Nasdaq Listing Rule 5635(c)(4) as an inducement material to Mr. Hyllengren’s commencement of employment with us outside of, but subject to the terms of, the 2023 Plan.

(5)
This option award vests in twelve equal monthly installments beginning on October 23, 2024; provided, that any remaining unvested portion of the option award will vest as of the day immediately preceding the Annual Meeting, subject to continued service as a director through each vesting date.

(6)
This RSU award vests over a period of four years with 25% of the RSUs subject to the award having vested on May 18, 2024 and 25% of the RSUs subject to the award vesting on each of the next three anniversaries of the grant date, subject to continued service through each vesting date.

We may in the future, on an annual basis or otherwise, grant additional equity awards to our named executive officers pursuant to our 2023 Plan.
Other Compensation and Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees.

We pay the premiums for the medical, group life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. None of our named executive officers participated in any defined benefit pension plans or any non-qualified deferred compensation plans for the fiscal years ended December 31, 2025 and 2024. The Company generally does not make any gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
Retirement Benefits
We maintain a 401(k) retirement savings plan for our U.S.-based employees, including our U.S.-based named executive officers, who satisfy certain eligibility requirements. We make a 401(k) employer matching contribution of 6% of 100% of an employee’s elective deferral up to the qualified retirement plan contribution limits. Our U.S.-based named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time U.S.-based employees. Our 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our U.S.-based employees, including our U.S.-based named executive officers, in accordance with our compensation policies.
In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, including our named executive officers in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions up to a maximum of 6%. Contributions made by us vest immediately.
Employment Agreements with Our Named Executive Officers
Robert Lisicki
On January 3, 2024, the Company entered into an at-will Employment Agreement with Mr. Lisicki, effective as of January 8, 2024, which provided for an initial annual base salary of $440,000 and eligibility to earn a performance bonus of up to 40% of his base salary.
Effective as of January 1, 2025, Mr. Lisicki’s annual salary was increased to $631,800 with a target bonus opportunity of 55% of his annual base salary.
On January 21, 2026, the Company and Mr. Lisicki entered into a separation agreement (the “Lisicki Separation Agreement”), pursuant to which Mr. Lisicki resigned as Chief Executive Officer and remained a non-executive employee of the Company through March 31, 2026 (the “Resignation Date”). Pursuant to the terms of the Lisicki Separation Agreement, Mr. Lisicki received transition compensation through the Resignation Date in an amount equal to $72,000 (on an annualized basis) (the “Transition Compensation”) and was not eligible for a bonus for fiscal years 2025 or 2026, and vesting in Mr. Lisicki’s stock options ceased on January 21, 2026. Under the Lisicki Separation Agreement, following the Resignation Date, Mr. Lisicki will also receive: (i) a lump-sum severance payment in an amount equal to twelve months of his base salary, as in effect immediately prior to January 21, 2026, reduced by the amount of Transition Compensation received, and (ii) the full COBRA premium to continue his insurance in effect for himself and his dependents until the earliest of (a) nine months after the Resignation Date; (b) the expiration of his eligibility for the continuation coverage under COBRA; or (c) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment.
Additionally, the Lisicki Separation Agreement provides for an extension of the post-termination exercise period for Mr. Lisicki’s outstanding vested stock options to the earlier of (i) twelve months following the Resignation Date or (ii) the applicable expiration date of the applicable stock option. The Lisicki Separation Agreement also provides for accelerated vesting as of January 21, 2026 of 25% of the shares underlying the option granted to Mr. Lisicki on February 27, 2025, which shares were originally scheduled to vest on February 27, 2026, subject to specified lock-up restrictions. All other unvested options outstanding as of January 21, 2026 were immediately forfeited.
All payments and benefits provided under the Lisicki Separation Agreement are contingent upon the effectiveness of, and Mr. Lisicki’s continued compliance with, the Lisicki Separation Agreement. The Lisicki Separation Agreement also contains a release of claims, as well as standard non-disparagement and confidentiality provisions.
Kim Davis
On November 22, 2022, the Company entered into an Offer Letter Agreement with Ms. Davis (the “Davis Agreement”), effective as of November 28, 2022. In connection with her executing the Davis Agreement, Ms. Davis received in January 2023 a signing bonus in the amount of $121,250. The terms of the Davis Agreement provide that she is eligible to receive the following compensation and benefits while she is employed with the Company on an at-will basis:
•
Annual salary equal to $425,000.

•
Eligibility to earn an annual performance bonus with a target of 40% of her annual salary.

On February 27, 2025, Ms. Davis’s title was changed to Chief Operating Officer, Chief Legal Officer and Corporate Secretary and her annual salary was increased to $493,000 with a target bonus opportunity of 40% of her annual base salary, effective January 1, 2025.
Eric Hyllengren
On June 27, 2025, the Company entered into an Offer Letter Agreement with Mr. Hyllengren (the “Hyllengren Agreement”), effective as of July 7, 2025. The terms of the Hyllengren Agreement provide that he is eligible to receive the following compensation and benefits while he is employed with the Company on an at-will basis:
•
Annual salary equal to $475,000.

•
Eligibility to earn an annual performance bonus with a target of 40% of his annual salary.

In connection with his executing the Hyllengren Agreement, Mr. Hyllengren was also granted an option to purchase 672,000 Class A ordinary shares at an exercise price equal to the closing price on the grant date, which shares would vest over 4 years, with 25% of the shares vesting on July 7, 2026 and the remainder vesting in equal quarterly installments over the following three years, subject to Mr. Hyllengren’s continuous service through each such date.
On April 21, 2026, the Company and Mr. Hyllengren entered into a separation agreement (the “Hyllengren Separation Agreement”). Under the Hyllengren Separation Agreement, Mr. Hyllengren will receive: (i) severance payments in an amount equal to three months of his base salary, as in effect immediately prior to his employment termination date, and (ii) reimbursement for COBRA premiums to continue his health insurance coverage for up to six months after such date. All payments and benefits provided under the Hyllengren Separation Agreement are contingent upon the effectiveness of, and Mr. Hyllengren’s continued compliance with, the Hyllengren Separation Agreement, and are subject to payments and benefits available through other employment or eligibility. The Hyllengren Separation Agreement also contains a release of claims, as well as standard non-disparagement and confidentiality provisions.
Kiran Nistala
On November 30, 2023, Zura Bio Limited, a company registered in England and Wales (“Zura UK”) entered into a Service Agreement with its Executive Vice President and Chief Medical Officer, Dr. Kiran Nistala (the “Nistala Agreement”). The terms of the Nistala Agreement provide that he is eligible to receive the following compensation and benefits while he is employed by Zura UK:
•
Annual salary equal to $409,600 (converted from GBP to USD using the average exchange rate for the year ended December 31, 2024 of 1 GBP = USD$1.28).

•
Eligibility to earn an annual performance bonus with a target of 40% of his annual salary.

•
Participation in Zura UK’s benefit plans, subject the terms and conditions of those benefit plans as may be amended from time to time.

Effective as of January 1, 2025, Dr. Nistala’s annual salary was increased to $453,000 with a target bonus opportunity of 40% of his annual base salary.
The Nistala Agreement is terminable by either Dr. Nistala or Zura UK on not less than three (3) months’ written notice. Zura UK may, in its sole discretion, terminate employment with immediate effect and make a payment in lieu of this notice period or may place Dr. Nistala on garden leave for the whole or part of this notice period.
The Nistala Agreement provides for additional payments in connection with a termination of employment, as described below under the heading “Potential Payments Upon Termination or Change in Control.”
Potential Payments Upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation.
Kiran Nistala
In addition to the Nistala Agreement’s three (3) month notice period described above, if Dr. Nistala’s employment is terminated by Zura UK without cause, Dr. Nistala would be entitled to a severance payment equal to three (3) months’ base salary, subject to signing a release and complying with his obligations under the Nistala Agreement. The Nistala Agreement also contains certain customary obligations, including confidentiality and cooperation.
Executive Severance Benefit Plan
On September 24, 2025, the Board adopted an Executive Severance Benefit Plan (the “Severance Plan”) pursuant to which certain employees, including our current named executive officers, are eligible to participate. Pursuant to the Severance Plan, if an Eligible Employee’s (as defined in the Severance Plan) employment terminates (a) without Cause (as defined in the Severance Plan) and other than as a result of death or Disability (as defined in the Severance Plan) or (b) due to resignation for Good Reason (as defined in the Severance Plan), in either case, at least 91 days following the commencement of such Eligible Employee’s employment with the Company, then, subject to execution of a separation agreement containing a customary general waiver and release of all claims in favor of the Company and its Affiliates (as defined in the Severance Plan) and certain other conditions set forth in the Severance Plan, such Eligible Employee is entitled to a lump sum payment equal to (x) 12 months of such Eligible Employee’s base salary, in the case of our CEO, or (y) nine months of such Eligible Employee’s base salary, in the case of our other named executive officers and certain other executives. If an Eligible Employee’s employment terminates within the time period beginning on the date of the closing of a Change in Control (as defined in the Severance Plan) and ending 12 months following the closing of the Change in Control (a) without Cause and other than as a result of death or Disability or (b) due to resignation for Good Reason, in either case, at least 91 days following the commencement of such Eligible Employee’s employment with the Company, then, subject to execution of a separation agreement containing a customary general waiver and release of all claims in favor of the Company and its Affiliates and certain other conditions set forth in the Severance Plan, such Eligible Employee is entitled to (i) a lump sum payment equal to (x) 18 months of such Eligible Employee’s base salary, in the case of the CEO, or (y) 12 months of such Eligible Employee’s base salary, in the case of the Company’s other named executive officers and certain other executives; (ii) a lump sum payment equal to (x) 150% of such Eligible Employee’s then-current target annual bonus (if any) in the case of the CEO, or (y) 100% of such Eligible Employee’s then-current target annual bonus (if any) in the case of the Company’s other named executive officers and certain other executives; (iii) payment of such Eligible Employee’s annual bonus for the year in which the termination occurs, based on (and to the extent of) actual performance, as determined by the Board, prorated based on the number of days such Eligible Employee was employed during such year; and, if applicable, (iv) reimbursement of the full amount of COBRA premiums, or coverage under any self-funded plan, for (x) up to 18 months in the case of the CEO, or (y) up to 12 months in the case of the Company’s other named executive officers and certain other executives.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. Consistent with our annual compensation cycle, if stock options are to be granted, the Compensation Committee generally seeks to grant annual stock option awards in connection with their conducting and completing such annual review, which typically occurs in approximately the first quarter of each year. The Company has also granted new-hire option awards on or soon after a new hire’s employment start date. Additionally, non-employee directors receive grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s shareholders, as further described under “Narrative to Director Compensation Table — 2025 Director Compensation Program” below. The Company does not seek to time the award of stock options in relation to the Company’s public disclosure of material non-public information and does not seek to time the release of material non-public information for the purpose of benefiting the value of executive compensation.

DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation of our non-employee directors earned for service on our Board during the year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Amit Munshi	$79,000	$42,131	$121,131
Dan Becker(2)	$31,857	$41,591	$73,448
Neil Graham(3)	$54,577	$42,131	$96,708
Jennifer Jarrett	$50,450	$42,131	$92,581
Sandeep Kulkarni(4)	$55,550	$42,131	$97,681
Arnout Ploos van Amstel(5)	$49,676	$42,131	$91,807
Steven Schoch	$56,000	$42,131	$98,131
Someit Sidhu	$46,676	$42,131	$88,807
Parvinder Thiara(6)	$21,846	$—	$21,846

(1)
The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our non-employee directors, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 to our audited financial statements for the year ended December 31, 2025, included in our 2025 Annual Report.

(2)
Effective May 21, 2025, Mr. Becker was elected as a member of the Board.

(3)
Effective February 21, 2026, Dr. Graham resigned from the Board.

(4)
Effective January 21, 2026, Dr. Kulkarni was appointed Chief Executive Officer and ceased receiving compensation for his service as a director.

(5)
Effective December 11, 2025, Mr. Ploos van Amstel resigned from the Board.

(6)
Mr. Thiara did not stand for reelection at the Company’s 2025 annual meeting of shareholders and his term as a member of the Board expired on May 21, 2025. Effective January 21, 2026, Mr. Thiara was appointed as a member of the Board by the Board to fill a vacancy.

(7)
The following table provides information regarding the aggregate number of Class A ordinary shares underlying options and stock awards granted to our non-employee directors that were outstanding as of December 31, 2025:

Name	Stock Awards Outstanding at Year-End (#)	Option Awards Outstanding at Year-End (#)
Amit Munshi	249,997	1,604,373
Dan Becker	—	51,000
Neil Graham	—	188,406
Jennifer Jarrett	—	188,406
Sandeep Kulkarni	—	721,386
Arnout Ploos van Amstel	—	216,149
Steven Schoch	—	188,406
Someit Sidhu	—	2,118,000
Parvinder Thiara	—	165,149

Narrative to Director Compensation Table
Our Board adopted a non-employee director compensation policy (“Non-Employee Director Policy”), effective April 1, 2025, that is applicable to each member of our Board who is not also serving as an employee or consultant. Pursuant to the Non-Employee Director Policy, each non-employee director will receive the following compensation for service on our Board:
•
an annual cash retainer of $40,000 for eligible directors;

•
an additional cash retainer of $25,000 for service as chair of the Board;

•
an annual cash retainer of $8,000, $6,000, $6,000 and $6,000 for service as a member of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Research and Development Committee, respectively; and

•
an annual cash retainer of $16,000, $12,000, $10,000 and $10,000 for service as chair (in lieu of the additional annual cash retainer for services as a member) of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Research and Development Committee, respectively.

Each eligible director, will, upon the date of his or her initial election or appointment, be granted a stock option to purchase the lesser of (i) 51,000 Class A ordinary shares and (ii) the maximum number of Class A ordinary shares that would result in the option having a value of not more than $200,000 (the “Initial Option Grant”). Each Initial Option Grant will vest in a series of twelve (12) successive substantially equal monthly installments over the one-year period measured from the date of grant; provided, that any remaining unvested portion of the Initial Option Grant will vest as of the day immediately preceding the next annual general meeting.
Additionally, on the date of each annual general meeting of shareholders, each eligible director will automatically be granted a stock option to purchase the lesser of (i) 51,000 Class A ordinary shares and (ii) the maximum number of Class A ordinary shares that would result in the option having a value of not more than $200,000 (the “Annual Option Grant”). Each Annual Option Grant will vest in a series of twelve (12) successive substantially equal monthly installments over the one-year period measured from the date of grant; provided, that any remaining unvested portion of the Annual Option Grant will vest as of the day immediately preceding the next annual general meeting. Each Annual Option Grant will be prorated for each eligible director who was first elected or appointed to the Board less than one year prior to the applicable annual general meeting, as follows: the number of shares underlying each Annual Option Grant shall be multiplied by a fraction, the numerator of which is the number of days between commencement of service as an eligible director and the date of such annual general meeting, and the denominator of which is 365.
Each stock option described above will be granted under our 2023 Plan. The term of each stock option will be ten years from the grant date, subject to earlier termination as provided in the 2023 Plan, provided that upon a termination of continuous service other than for death or “cause” (as such term is defined in the 2023 Plan), the post-termination exercise period will be six (6) months from the date of termination.
We will also reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	16,257,793(2)	2.40	1,590,077(3)
Equity compensation plans not approved by shareholders	788,500(4)	1.30	—
Total	17,046,293		1,590,077

(1)
The weighted average exercise price relates only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(2)
Includes (a) 14,544,511 stock options outstanding under the 2023 Plan; (b) 583,282 restricted stock units outstanding (assuming 100% vesting) under the 2023 Plan; and (c) a grant of 1,130,000 stock options to purchase Class A ordinary shares issued to Amit Munshi outside of the 2023 Plan and approved by the Company’s shareholders on June 1, 2023, and administered under the 2023 Plan. No shares have been issued under the Company’s 2023 Employee Stock Purchase Plan (“ESPP”).

(3)
Represents the number of securities remaining available for future issuance under shareholder-approved equity compensation plans, which is comprised of (i) 19,019,770 Class A ordinary shares authorized for issuance, reduced by 17,429,693 Class A ordinary shares that were issued or to be issued upon exercise of outstanding options or vesting of restricted share units and restricted share awards. The Class A ordinary shares issuable under the 2023 Plan are subject to an annual increase on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029, equal to the lesser of (i) 5.0% of the aggregate number of Class A ordinary shares outstanding on the final day of the immediately preceding calendar year, (ii) 8,059,796 Class A ordinary shares or (iii) such smaller number of shares as is determined by the Board. The ESPP enables eligible employees of the Company and designated affiliates to purchase Class A ordinary shares at a discount of 15%. As of the date hereof, no shares have been issued under the ESPP.

(4)
Represents inducement awards in the form of stock options granted to seven newly hired employees pursuant to Nasdaq Listing Rule 5635(c)(4) as an inducement material to such employees’ commencement of employment with us outside of, but subject to the terms of, the 2023 Plan. Each of the option awards vests over a period of four years with 25% of the shares underlying the option vesting on the first anniversary of the grant date and the remaining 75% of the shares underlying the option vesting on quarterly basis thereafter, subject to continued service through each vesting date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A ordinary shares as of April 20, 2026 by: (i) each of our named executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our outstanding Class A ordinary shares.
Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or shareholder who holds more than 5% of our outstanding Class A ordinary shares, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and pre-funded warrants that are currently exercisable within 60 days of April 20, 2026. Options and pre-funded warrants to purchase Class A ordinary shares that are exercisable within 60 days of April 20, 2026 are deemed to be beneficially owned by the persons holding these options and pre-funded warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all Class A ordinary shares listed as beneficially owned by him or her, except for Class A ordinary shares owned jointly with that person’s spouse.
We have based our calculation of beneficial ownership on 94,880,710 of our Class A ordinary shares outstanding as of April 20, 2026. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Zura Bio Limited, 1489 W. Warm Springs Rd., #110, Henderson, Nevada.
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% and Greater Shareholders:
Entities affiliated with AI Biotechnology LLC(1)	19,699,071	18.24%
Entities affiliated with Athanor Capital, LP(2)	11,581,402	12.21%
Entities affiliated with Venrock Healthcare Capital Partners(3)	9,905,593	9.99%
Suvretta Capital Management, LLC(4)	9,524,263	9.99%
Hana Immunotherapeutics LLC(5)	5,404,274	5.70%
Entities affiliated with Baker Bros Advisors LP(6)	5,627,808	5.60%
Named Executive Officers, Directors and Director Nominees:
Sandeep Kulkarni(7)	721,386	*
Robert Lisicki(8)	1,157,000	1.20%
Kim Davis(9)	1,146,045	1.20%
Kiran Nistala(10)	471,226	*
Amit Munshi(11)	1,792,884	1.87%
Dan Becker(12)	51,000	*
Mark Eisner(13)	9,453	*
Jennifer Jarrett(14)	186,014	*
Ajay Nirula(15)	9,453	*
Steven Schoch(16)	186,014	*
Someit Sidhu(17)	6,271,011	6.47%
Parvinder Thiara(2)(18)	178,090	*
All current executive officers, directors and director nominees as a group (13 individuals)(19)	12,616,524	12.37%

(*)
Represents beneficial ownership of less than 1%.

(1)
The indicated ownership is based on Amendment No. 1 to Schedule 13G filed with the SEC on March 2, 2026 by AI Biotechnology LLC (“AI Biotechnology”), Access Industries Holdings LLC (“AIH”), Access Industries Management, LLC (“AIM”) and Len Blavatnik (collectively with AI Biotechnology, AIH and AIM, the “AI Reporting Persons”). Consists of (i) 6,552,725 Class A ordinary shares held directly by AI Biotechnology and (ii) 13,146,346 Class A ordinary shares issuable upon the conversion of PFWs held directly by AI Biotechnology, which are exercisable at any time or times on or after the date of issuance (the “AI PFWs”). Under the terms of the AI PFWs, the Company shall not effect the exercise of any portion of the AI PFWs, and the holder shall not have the right to exercise any portion of such AI PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 19.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise, as calculated under Rule 13d-3 of the Exchange Act (the “Beneficial Ownership Blocker”). All of the 6,552,725 Class A ordinary shares and AI PFWs exercisable into 13,146,346 Class A ordinary shares may be deemed to be beneficially owned as of April 20, 2026 pursuant to the Beneficial Ownership Blocker, are held directly by AI Biotechnology and may be deemed to be beneficially owned by AIM, AIH and Mr. Blavatnik because (i) Mr. Blavatnik controls AIM and AIH, (ii) AIM controls AIH, and (iii) AIH indirectly controls all of the outstanding voting units of AI Biotechnology. Each of AIH, AIM and Mr. Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, disclaims beneficial ownership of these securities. The principal business address of each of the AI Reporting Persons is c/o Access Industries, Inc., 40 West 57th Street, 28th Floor, New York, NY 10019.

(2)
The indicated ownership is based in part on a Schedule 13D filed with the SEC on January 27, 2026 by Athanor Capital and UGS Capital LLC (collectively, the “Athanor Reporting Persons”). Consists of 11,581,402 Class A ordinary shares that are held of record by the Athanor Reporting Persons. Athanor Capital is an Exempted Company incorporated in the Cayman Islands with Limited Liability. UGS Capital LLC is a limited liability company organized under the laws of the State of Delaware. Parvinder Thiara is a director of Athanor Capital and a manager of UGS Capital LLC. The principal business address for each of Athanor Capital and UGS Capital LLC is 2578 Broadway, Suite #593, New York, New York 10025 and 850 New Burton Road, Suite 201, Dover, Delaware 19904, respectively. The table excludes options held by Mr. Thiara to purchase 178,090 Class A ordinary shares that are exercisable within 60 days of April 20, 2026.

(3)
The indicated ownership is based in part on Amendment No. 3 to Schedule 13G filed with the SEC on August 14, 2025 by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”), VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”), Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”), VHCP Management III, LLC, VHCP Management EG, LLC, Nimish Shah and Bong Koh (collectively, the “Venrock Holders”) and on information known to us in connection with the Company’s February 2026 offering of Class A ordinary shares and pre-funded warrants (“PFWs”) (the “February 2026 Offering”). Consists of (i) 933,616 Class A ordinary shares and 1,980,406 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance, held by VHCP III; (ii) 93,448 Class A ordinary shares and 198,157 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance, held by VHCP Co-Investment III; (iii) 3,604,152 Class A ordinary shares and 7,342,679 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance, held by VHCP EG; and (iv) 1,000,000 Class A ordinary shares and 500,000 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance acquired in the February 2026 Offering. Under the terms of the PFWs, the Company shall not effect the exercise of any portion of the PFWs, and the holder shall not have the right to exercise any portion of such PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. Accordingly, pursuant to Rule 13d-3 under the Exchange Act, the 9,524,263 Class A ordinary shares reported as beneficially owned by the Venrock Holders in the table above consists of (i) an aggregate of 5,631,216 Class A ordinary shares and (ii) an aggregate of 4,274,377 Class A ordinary shares issuable upon the exercise of the PFWs, which together represent 9.99% of our Class A ordinary shares outstanding as of April 20, 2026 assuming the exercise of such warrants. The principal business addresses of each of the Venrock Holders is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(4)
The indicated ownership is based in part on Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2026 by Suvretta Capital Management, LLC (“Suvretta Capital”), Averill Master Fund, LTD (“Averill”) and Aaron Cowen and on information known to us in connection with the February 2026 Offering. Each of Suvretta Capital and Aaron Cowen are deemed to beneficially own 5,567,001 Class A ordinary shares and Averill is deemed to beneficially own 4,995,444 Class A ordinary shares. Suvretta Capital is the investment manager of Averill (the “Suvretta Parties”). In connection with the February 2026 Offering, the Suvretta Parties acquired 3,500,000 Class A ordinary shares and 500,000 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance. Aaron Cowen is a control person of Suvretta Capital and as such may be deemed to beneficially own these shares. Under the terms of the PFWs, the Company shall not effect the exercise of any portion of the PFWs, and the holder shall not have the right to exercise any portion of such PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. Accordingly, pursuant to Rule 13d-3 under the Exchange Act, the 9,524,263 Class A ordinary shares reported as beneficially owned by the Suvretta Parties in the table above consists of (i) an aggregate of 9,067,001 Class A ordinary shares and (ii) an aggregate of 457,262 Class A ordinary shares issuable upon the exercise of the PFWs, which together represent 9.99% of our Class A ordinary shares outstanding as of April 20, 2026 assuming the exercise of such warrants. The address of the principal business office of each of Suvretta Capital and Aaron Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022. The address of the principal business office of Averill is c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman KY1-1104 Cayman Islands.

(5)
The indicated ownership is based on a Schedule 13G filed with the SEC on April 5, 2023 by Hana Immunotherapeutics LLC (“Hana”) and Chris Kim (together, the “Hana Reporting Persons”). Consists of 5,404,274 Class A ordinary shares, which are held of record by Hana. Mr. Kim is the controlling shareholder of Hana. Mr. Kim has voting and dispositive power over, and may be deemed to be the beneficial owner of, the shares held by Hana. The business address of each of the Hana Reporting Persons is 2064 Christie St., Fullerton, CA 92833.

(6)
Consists of 5,627,808 PFWs held by entities affiliated with Baker Bros. Advisors LP.

(7)
Effective January 21, 2026, Dr. Kulkarni was appointed the Company’s Chief Executive Officer and continues to serve as a member of the Board. Consists of 721,386 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 20, 2026.

(8)
Effective January 21, 2026, Mr. Lisicki resigned as the Company’s Chief Executive Officer and member of the Board. Consist of 1,157,000 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 20, 2026.

(9)
Consists of (i) 492,382 Class A ordinary shares held of record by Ms. Davis and (ii) 530,569 Class A ordinary shares issuable pursuant to options exercisable and 123,095 Class A ordinary shares Ms. Davis is expected to receive pursuant to RSUs scheduled to vest, in each case, within 60 days of April 20, 2026.

(10)
Consists of (i) 3,195 Class A ordinary shares held of record by Dr. Nistala and (ii) 468,031 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 20, 2026.

(11)
Consists of (i) 777,384 Class A ordinary shares held of record by Mr. Munshi and (ii) 1,015,500 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 20, 2026.

(12)
Dr. Becker is a biotechnology principal of Access Industries, Inc., an affiliate of AIM, and does not have voting or dispositive power over the shares held by AI Biotechnology. Dr. Becker disclaims beneficial ownership of the shares held by AI Biotechnology except for his pecuniary interest therein, which is in the form of an indirect profits interest. Consists of 51,000 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 20, 2026.

(13)
Consists of 9,453 Class A ordinary shares underlying options exercisable within 60 days of April 20, 2026.

(14)
Consists of 186,014 Class A ordinary shares underlying options exercisable within 60 days of April 20, 2026.

(15)
Consists of 9,453 Class A ordinary shares underlying options exercisable within 60 days of April 20, 2026.

(16)
Consists of 186,014 Class A ordinary shares underlying options exercisable within 60 days of April 20, 2026.

(17)
Consists of (i) 2,807,389 Class A ordinary shares held of record by Dr. Sidhu, (ii) 2,034,666 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 20, 2026 held of record by Dr. Sidhu, (iii) 1,186,901 Class A ordinary shares held of record by Pegasus LLC (“Pegasus”) and (iv) 242,055 Class A ordinary shares held of record by JATT Ventures, L.P. a Cayman Islands exempted limited partnership (“JATT L.P.”) Dr. Sidhu is the sole member of Pegasus and the sole director of JATT Ventures, Ltd., which is the sole general partner of JATT L.P., and has voting and dispositive power over the Class A ordinary shares held by each of Pegasus and JATT L.P. Dr. Sidhu is not nominated for re-election at the Annual Meeting.

(18)
Consists of 178,090 Class A ordinary shares underlying options exercisable within 60 days of April 20, 2026.

(19)
Includes 436,948 Class A ordinary shares underlying options exercisable within 60 days of April 20, 2026 held by Gary Whale.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation and indemnification arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:
•
Zura has been or is to be a participant;

•
the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

•
any of our directors, director nominees, executive officers or holders of more than five percent of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

April 2024 Private Placement Financing
On April 18, 2024, we entered into subscription agreements with certain institutional and other accredited investors, whereby we issued 18,732,301 Class A ordinary shares, par value $0.0001 per share and pre-funded warrants to purchase up to 16,102,348 Class A ordinary shares (the “2024 Pre-Funded Warrants” and, together with the 2023 Pre-Funded Warrants, the “Pre-Funded Warrants”). Each Class A ordinary share was sold at a price of $3.108 per Class A ordinary share and each 2024 Pre-Funded Warrant was sold at a price of $3.107 per 2024 Pre-Funded Warrant for an aggregate purchase price of $108.3 million. Concurrently, we entered into subscription agreements with Kiran Nistala, Mountaineer Biosciences, Inc., for which Michael Howell, our former Chief Scientific Officer, is the co-founder, Amit Munshi and Pegasus, for which Dr. Sidhu is the sole member, whereby we issued 3,195, 7,987, 159,744 and 1,186,901 Class A ordinary shares, par value $0.0001 per share, respectively, sold at a purchase price of $3.13 per Class A ordinary share for an aggregate purchase price of approximately $10,000, $25,000, $500,000 and $3.7 million, respectively. The private placement closed on April 22, 2024, from which we received gross proceeds of approximately $112.5 million.
Participation in Public Offering
On February 24, 2026, the Company entered into an underwriting agreement with Leerink Partners LLC, Piper Sandler & Co. and Cantor Fitzgerald & Co., as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell 18,200,000 Class A ordinary shares at a price to the public of $6.25 per share and pre-funded warrants (the “Pre-Funded Warrants”) to purchase 1,800,000 Class A ordinary shares at a price to the public of $6.249 per Pre-Funded Warrant, which represents the per share public offering price for the Shares less the $0.001 exercise price of each Pre-Funded Warrant (the “Offering”). In connection with the Offering, certain holders of more than 5% of our capital stock as of the time of the Offering purchased Class A ordinary shares and Pre-Funded Warrants from the Underwriters at the price to the public of the Class A ordinary shares or Pre-Funded Warrants, as applicable. The following table sets forth the number of Class A ordinary shares and Pre-Funded Warrants purchased and the aggregate cash purchase price paid by each of these shareholders.
Purchaser Name	Class A ordinary shares	Pre-Funded Warrants	Aggregate Cash Purchase Price
Entities affiliated with Venrock Healthcare Capital Partners	1,000,000	500,000	$9,374,500
AI Biotechnology LLC	2,000,000	—	12,500,000
Suvretta Capital Management, LLC	3,500,000	500,000	$24,999,500
Great Point Partners, LLC	400,000	—	2,500,000
Warrant Exchanges
August 2024 Warrant Exchange
On August 15, 2024, the Company entered into a share surrender and warrant agreement (the “2024 Venrock Agreement”) with the Venrock Holders, pursuant to which (i) the Venrock Holders surrendered an aggregate of 4,000,000 shares of the Company’s Class A ordinary shares, owned by the Venrock Holders, for no consideration, which were immediately cancelled and retired, upon surrender; and (ii) the Company issued pre-funded warrants (the “2024 Exchange Warrants”) to purchase an aggregate of 4,000,000 Class A ordinary shares, with an exercise price of $0.001 per share and no expiration date. The 2024 Exchange Warrants are exercisable at any time prior to expiration except that the 2024 Exchange Warrants cannot be exercised by the Venrock Holders if, after giving effect thereto, the Venrock Holders would beneficially own more than 9.99% of the Company’s Class A ordinary shares, subject to certain exceptions. The holders of the 2024 Exchange Warrants do not have the right to vote on any matter except to the extent required by Cayman Law. The 2024 Exchange Warrants were issued without registration under the Securities Act, in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. As of December 31, 2024, there were 4,000,000 outstanding 2024 Exchange Warrants.
April 2025 Warrant Exchanges
The Company entered into share surrender and warrant agreements (the “2025 Agreements”) with the Venrock Holders on April 16, 2025 and AI Biotechnology on April 17, 2025, pursuant to which (i) the Venrock Holders and AI Biotechnology (collectively, the “Exchanging Shareholders”) will surrender an aggregate of 3,500,000 and 3,000,000 shares, respectively, of the Company’s Class A ordinary shares, owned by the Exchanging Shareholders, for no consideration, which will be immediately cancelled and retired, upon surrender; and (ii) the Company will issue pre-funded warrants (the “2025 Exchange Warrants”) to the Venrock Holders and AI Biotechnology to purchase an aggregate of 3,500,000 and 3,000,000 Class A ordinary shares, respectively, with an exercise price of $0.001 per share and no expiration date (the “2025 Warrant Exchange”). The 2025 Exchange Warrants will be exercisable at any time prior to expiration except that the 2025 Exchange Warrants cannot be exercised by the Exchanging Shareholders if, after giving effect thereto, the Exchanging Shareholders would beneficially own more than 9.99% of the Company’s Class A ordinary shares, subject to certain exceptions. The holders of the 2025 Exchange Warrants will not have the right to vote on any matter except to the extent required by Cayman Law. The 2025 Exchange Warrants were issued without registration under the Securities Act, in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. Immediately after the 2025 Warrant Exchange, the total number of the Company’s outstanding Class A ordinary shares and pre-funded warrants are expected to be 61,874,998 and 30,384,348, respectively.
Employment Relationships
Malina Munshi, the daughter of Amit Munshi, the Company’s independent chairman, became an employee of the Company in a non-executive officer position during fiscal year 2024 as Senior Director, Corporate Planning & Operations. Ms. Munshi was selected to serve in this role based on her qualifications and experience. In each of the fiscal years 2025 and 2024, Ms. Munshi received compensation and benefits that the Company believes are consistent with market rates for the role and based on employment terms that are no less favorable to the Company than it would generally use for an unaffiliated third-party. In fiscal year 2024, Ms. Munshi received a base salary at a rate of $260,000 per year, which was increased to $267,800 per year in March 2025. Ms. Munshi’s compensation is also comprised of an initial equity grant, a target bonus of 20%, a 401(k) match and benefits, with total compensation earned in each of 2025 and 2024 of $430,157 and $110,865, respectively. Ms. Munshi’s compensation for the fiscal year 2024 is inclusive of an initial equity grant with a grant date fair value of $63,207 and a 401(k) match of $325, while her compensation for the fiscal year 2025 is inclusive of a one-time cash signing bonus of $40,000 in the first quarter of 2025, an annual bonus of $73,645, an equity grant with a grant date fair value of $40,008 and a 401(k) match of $10,004.
Athanor Letter Agreement
On December 29, 2025, in connection with the termination of the (i) letter agreement with Stone Peach Properties, LLC (“Stone Peach”) and ZB17 LLC (“ZB17”), dated April 24, 2023, as amended by letter agreement dated November 21, 2023 (the “ZB17 Letter Agreement”) and (ii) letter agreement dated December 8, 2022, as amended on November 21, 2023 (the “Z33 Letter Agreement” and, together with the ZB17 Letter Agreement, the “Stone Peach Letter Agreements”) by and between Stone Peach, the Company and Z33 Bio Inc., the Company entered into a letter agreement with Athanor Capital (the “Athanor

Agreement”), pursuant to which the Company issued to Athanor 8,657,402 Class A ordinary shares (the “Athanor Shares”). Athanor is also entitled to piggyback registration rights pursuant to which Athanor has the right to include Athanor Shares in certain registered offerings by the Company or if it proposes to file a registration statement under the Securities Act, with respect to the registration of equity securities, as set forth in the Athanor Agreement. In addition, pursuant to the terms of the Athanor Agreement, the Company paid Athanor an upfront fee in an amount equal to $7.3 million and shall pay a one-time milestone payment in the amount of $25.0 million after the occurrence of the earliest of the following events: (i) the Company or ZB17 undergoes a Change of Control (as defined in the Athanor Agreement), (ii) the consummation by the Company or ZB17 of a sale of assets resulting in net proceeds in excess of $500.0 million, or (iii) First Indication Regulatory Approval (as defined in the Athanor Agreement). In addition, pursuant to the terms of the Athanor Agreement, the Company agreed to pay an amount equal to 2% of Net Sales (as defined in the Athanor Agreement) for the Product (as defined in the Athanor Agreement) to the extent such Net Sales (collectively, the “Net Sales Payments”) are the subject of a royalty payment under the 2023 Lilly License. The Athanor Agreement contains representations, warranties and covenants by the parties in addition to the terms described above and shall remain in effect on a country-by-country basis until the expiration of the obligation to pay the Net Sales Payments. Mr. Thiara is a director of Athanor Capital.

HOUSEHOLDING OF PROXY MATERIALS
The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name will receive only one copy of the Company’s proxy card or other Annual Meeting materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. This procedure is designed for convenience for shareholders and cost savings for companies.
A single copy of the Company’s proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Your consent to householding is perpetual unless you revoke it. You may revoke your consent at any time by contacting your broker or the Company (in writing or orally) to Zura Bio Limited, 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014, Attn: Chief Operating Officer, Chief Legal Officer and Corporate Secretary, or at (702) 825-9872. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.
Shareholders who currently receive multiple copies of the Company’s proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL GENERAL
MEETING OF SHAREHOLDERS
The Cayman Islands Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our MAA allows our shareholders holding in aggregate not less than ten per cent in par value of the issued shares which as at that date carry the right to vote at general meetings of the Company to requisition an extraordinary general meeting of our shareholders, in which case the Board may duly convene an extraordinary general meeting and submit the resolutions put forward to a vote at such meeting. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings, however, we are required to hold an annual shareholder meeting every year in accordance with Nasdaq listing standards.
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the shareholders at the Company’s 2027 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. To be eligible for inclusion in the Company’s 2027 proxy statement, any such shareholder proposals must be submitted in writing to the principal executive offices of the Company no later than December 30, 2026, in addition to complying with certain rules and regulations promulgated by the SEC. If we change the date of the 2027 annual general meeting of shareholders by more than 30 days from the anniversary of this year’s meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2027 annual general meeting of shareholders. Such proposals must be received by the Company at its offices at 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.
In addition, the MAA provides notice procedures for shareholders to nominate a person as a director candidate and to propose business (other than director nominations) to be considered by shareholders at the Company’s 2027 annual general meeting of shareholders, without having it included in the Company’s proxy statement. To be timely, a shareholder’s notice must be received by the Company at its principal executive offices not less than 120 calendar days before the anniversary of the Company’s proxy statement released to shareholders in connection with the Annual Meeting, unless the date of the 2027 annual general meeting of shareholders has been changed by more than 30 days from the date of the Annual Meeting, in which case the deadline shall be set by the Board with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. For the Company’s 2027 annual general meeting of shareholders, this means that any such proposal or nomination must be submitted no later than December 30, 2026. If the date of the 2027 annual general meeting of shareholders is changed by more than 30 days from the anniversary of the Annual Meeting, the Board shall set the deadline with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. Nominations and proposals also must satisfy other requirements set forth in the MAA. If any shareholder nomination or proposal is not made in compliance with the foregoing procedures, the chairperson of the meeting may declare that such nomination or proposal shall not be presented for shareholder action at the meeting and shall be disregarded.
In addition to satisfying the deadlines in the “advance notice” provisions of the MAA, a shareholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

OTHER MATTERS
As of the date hereof, the Company does not know of any other matters that may be presented for action at the Annual Meeting other than the matters described herein.
By Order of the Board of Directors
/s/ Sandeep Kulkarni

Sandeep Kulkarni
Chief Executive Officer and Director
April 30, 2026
We have filed our 2025 Annual Report with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Shareholders can also access this Proxy Statement and our Annual Report on Form 10-K at investors.zurabio.com. A copy of our 2025 Annual Report, including the financial statements and the financial statement schedules, will be furnished without charge to any shareholder of record as of April 20, 2026 upon written request to Zura Bio Limited, 1489 W. Warm Springs Rd. #110, Henderson, Nevada 89014, Attention: Investor Relations, or ir@zurabio.com.

APPENDIX A
Amended and Restated 2023 Zura Bio Limited Equity Incentive Plan
Adopted by the Board of Directors on: April 30, 2026
ZURA BIO LIMITED
2023 EQUITY INCENTIVE PLAN
(As Amended June 1, 2023 and June 17, 2026)
1.   Purpose
The purpose of this Zura Bio Limited 2023 Equity Incentive Plan (the “Plan”) is to promote and closely align the interests of employees, officers, non- employee directors and other service providers of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), and its shareholders by providing share-based compensation and other performance-based compensation. The objectives of the Plan are to attract and retain the talented employees and service providers for positions of substantial responsibility and to motivate Participants to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s shareholders. The Plan provides for the grant of Options, Share Appreciation Rights, Restricted Share Units, Restricted Shares and Other Share-Based Awards and for Incentive Bonuses, which may be paid in cash, Ordinary Shares or a combination thereof, as determined by the Committee.
2.   Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee from time to time.
“Award” means an Option, Share Appreciation Right, Restricted Share Unit, Restricted Share, Other Share-Based Award or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which may be subject to performance conditions.
“Award Agreement” means a written or electronic agreement or other instrument as may be approved from time to time by the Committee and designated as such implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee and designated as such.
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Cause” has the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or, if there is no such agreement or no such term is defined in such agreement, means a Participant’s Termination of Employment by the Company or an Affiliate by reason of (i) the Participant’s material breach of any agreement between the Participant and the Company or an Affiliate or any policy of the Company or an Affiliate; (ii) the willful failure or refusal by the Participant to substantially perform his or her duties; (iii) the commission or conviction of the Participant of, or the entering of a plea of nolo contendere by the Participant with respect to, (A) a felony or (B) a misdemeanor involving moral turpitude; or (iv) the Participant’s gross misconduct that causes harm to the reputation of the Company. A Participant’s employment or service will be deemed to have been terminated for Cause if it is determined subsequent to such Participant’s Termination of Employment that grounds for a Termination of Employment for Cause existed at the time of such Termination of Employment, as determined by the Committee.

“Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any one of the following:
(i)   any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 2(h)(iii) below;
(ii)   the following individuals cease for any reason to constitute a majority of the number of directors then serving: (A) individuals who, on the Effective Date (as defined below), constitute the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who were either directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;
(iii)   there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or
(iv)   there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which is owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
“Committee” means the Compensation Committee of the Board (or any successor committee) or such other committee as designated by the Board to administer the Plan under Section 6.
“Company” means Zura Bio Limited, a Cayman Islands exempted company, and except as utilized in the definition of Change in Control, any successor corporation.
“Disability” has the meaning set forth in a written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or, if there is no such agreement or no such term is defined in such agreement, means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. A determination of Disability shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances, and in this respect, Participants shall submit to an examination by a physician upon request by the Committee.
“Dividend Equivalent” means an amount payable in cash or Ordinary Shares, as determined by the Committee, equal to the dividends that would have been paid to the Participant if the Ordinary Share with respect to which the Dividend Equivalent relates had been owned by the Participant.
“Effective Date” means the date on which the Plan originally took effect, as defined pursuant to Section 4.
“Eligible Person” means any current or prospective employee, officer, non-employee director or other service provider of the Company or any of its Subsidiaries; provided however that Incentive Share Options may only be granted to employees of the Company or any of its “subsidiary corporations” within the meaning of Section 424 of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fair Market Value” means as of any date, the value of an Ordinary Share determined as follows: (i) if the Ordinary Shares are listed on any established stock exchange, system or market, the Fair Market Value shall be the closing price for an Ordinary Share as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Committee deems reliable (or, if no sale of Ordinary Shares is reported for such date, on the next preceding date on which any sale shall have been reported); and (ii) in the absence of an established market for the Ordinary Shares, the Fair Market Value thereof shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. §409A-1(b)(5)(iv)(B) as the Committee deems appropriate.
“Good Reason” shall have the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or, if there is no such agreement or no such term is defined in such agreement, shall mean any action taken by the Participant’s employer that results in a material negative change to the Participant’s employment relationship, such as the duties to be performed, the conditions under which such duties are to be performed (including a relocation of where services are to be performed that is over thirty (30) miles) or the total compensation to be received for performing such services. A termination of employment by the Participant shall not constitute termination for Good Reason unless the Participant shall first have delivered to the employer written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than 90 days after the occurrence of such event), and there shall have passed a reasonable time (not less than 30 days) within which the employer may take action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by the Participant.
“Incentive Bonus” means a bonus opportunity awarded under Section 12 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria established for a specified performance period as specified in the Award Agreement.
“Incentive Share Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
“Nonqualified Share Option” means an Option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
“Option” means a right to purchase a number of Ordinary Shares at such exercise price, at such times and on such other terms and conditions as are specified in or determined pursuant to an Award Agreement. Options granted pursuant to the Plan may be Incentive Share Options or Nonqualified Share Options.
“Ordinary Share” means a Class A ordinary share of the Company, or such other class or kind of shares or other securities as may be applicable under Section 16.
“Other Share-Based Award” means an Award granted to an Eligible Person under Section 11.
“Participant” means any Eligible Person to whom Awards have been granted from time to time by the Committee and any authorized transferee of such individual.
“Person” shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 14(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s Ordinary Shares.
“Restricted Share” means an Award or issuance of Ordinary Shares the grant, issuance, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or engagement or performance conditions) and terms as the Committee deems appropriate.

“Restricted Share Unit” means an Award denominated in units of Ordinary Shares under which the issuance of Ordinary Shares (or cash payment in lieu thereof) is subject to such conditions (including continued employment or engagement or performance conditions) and terms as the Committee deems appropriate.
“Separation from Service” or “Separates from Service” means a Termination of Employment that constitutes a “separation from service” within the meaning of Section 409A of the Code.
“Share Appreciation Right” or “SAR” means a right granted that entitles the Participant to receive, in cash or Ordinary Shares or a combination thereof, as determined by the Committee, value equal to the excess of (i) the Fair Market Value of a specified number of Ordinary Shares at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant.
“Subsidiary” means any business association (including a corporation or a partnership, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including shares or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.
“Substitute Awards” means Awards granted or Ordinary Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
“Termination of Employment” means ceasing to serve as an employee of the Company and its Subsidiaries or, with respect to a non- employee director or other service provider, ceasing to serve as such for the Company and its Subsidiaries, except that with respect to all or any Awards held by a Participant (i) the Committee may determine that a leave of absence or employment on a less than full-time basis is considered a “Termination of Employment,” (ii) the Committee may determine that a transition from employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a “Termination of Employment,” (iii) service as a member of the Board (or another capacity as a service provider) shall constitute continued employment with respect to Awards granted to a Participant while he or she served as an employee, (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board or other service provider, and (v) the Committee may determine that a transition from employment with the Company or a Subsidiary to service to the Company or a Subsidiary other than as an employee shall constitute a “Termination of Employment”. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or Subsidiary that employs or engages a Participant, shall be deemed to result in a Termination of Employment with the Company and its Subsidiaries for purposes of any affected Participant’s Awards, and the Committee’s decision shall be final and binding.
3.   Eligibility
Any Eligible Person is eligible for selection by the Committee to receive an Award.
4.   Effective Date and Termination of Plan
This Plan became effective on March 20, 2023 (the “Effective Date”). The Plan shall remain available for the grant of Awards until the 10th anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted.
5.   Shares Subject to the Plan and to Awards
(a)   Aggregate Limits.   The maximum aggregate number of Ordinary Shares issuable under the Plan shall be equal to 9,594,213. The reserved number of Ordinary Shares will increase on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029 (each, an “Evergreen

Date”), in an amount equal to the lesser of (i) 5.0% of the total number of Ordinary Shares (and beginning January 1, 2027, the sum of the total number of Ordinary Shares and the total number of Ordinary Shares underlying all pre-funded warrants) outstanding on the December 31st immediately preceding the applicable Evergreen Date, (ii) 8,059,796 Ordinary Shares or (iii) such number of Ordinary Shares as determined to be appropriate by the Committee in its sole discretion.
(b)   Adjustment of Share Pool.   The aggregate number of Ordinary Shares available for grant under this Plan and the number of Ordinary Shares subject to Awards outstanding at the time of any event described in Section 16 shall be subject to adjustment as provided in Section 16. The Ordinary Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.
(c)   Issuance of Shares.   For purposes of Section 5(a), the aggregate number of Ordinary Shares issued under this Plan at any time shall equal only the number of Ordinary Shares actually issued upon exercise or settlement of an Award. Ordinary Shares subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and Ordinary Shares subject to Awards settled in cash shall not count as Ordinary Shares issued under this Plan. The aggregate number of shares available for issuance under this Plan at any time shall not be reduced by (i) shares subject to Awards that have been terminated, expired unexercised, forfeited or settled in cash, (ii) shares subject to Awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an Award, or (iii) shares subject to Awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an Award shall be available for issuance under this Plan.
(d)   Substitute Awards.   Substitute Awards shall not reduce the Ordinary Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of Ordinary Shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Ordinary Shares authorized for issuance under the Plan; provided that, Awards using such available shares (i) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, (ii) shall only be made to individuals who were employees of such acquired or combined company before such acquisition or combination, and (iii) shall comply with the requirements of any stock exchange or market or quotation system on which the Ordinary Shares are traded, listed or quoted.
(e)   Tax Code Limits.   The aggregate number of Ordinary Shares that may be issued pursuant to the exercise of Incentive Share Options granted under this Plan shall be equal to 8,059,796, which number shall be calculated and adjusted pursuant to Section 16 only to the extent that such calculation or adjustment will not affect the status of any Option intended to qualify as an Incentive Share Option under Section 422 of the Code.
(f)   Limits on Non-Employee Director Compensation.   The aggregate dollar value of equity-based (based on the grant date Fair Market Value of equity-based Awards) and cash compensation granted under this Plan or otherwise during any calendar year to any non-employee director shall not exceed $750,000; provided, however, that (i) in the calendar year in which a non-employee director first joins the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to $1,000,000, (ii) effective as of the closing of the merger of Zura Bio Limited with JATT Acquisition Corp (the “Closing”), the Chair of the Board shall receive a special one-time grant of 500,000 time-based restricted stock units and 250,000 performance-based restricted stock units, and (iii) the Chair of the Board in place as of the Closing shall receive $25,000 per month for so long as he is providing expanded responsibilities in such capacity, as agreed to in writing by the Company, and after completion of such responsibilities, annual retainers that are in no event more than $200,000 per calendar year.

6.   Administration of the Plan
(a)   Administrator of the Plan.   The Plan shall be administered by the Committee. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. To the maximum extent permissible under applicable law, the Committee (or any successor) may by resolution delegate any or all of its authority to one or more subcommittees composed of one or more directors and/or officers of the Company, and any such subcommittee shall be treated as the Committee for all purposes under this Plan. Notwithstanding the foregoing, if the Board or the Committee (or any successor) delegates to a subcommittee the authority to grant Awards, the resolution so authorizing such subcommittee shall specify the total number of Ordinary Shares such subcommittee may award pursuant to such delegated authority, and no such subcommittee shall designate any officer serving thereon or any officer (within the meaning of Section 16 of the Exchange Act) or non-employee director of the Company as a recipient of any Awards granted under such delegated authority. The Committee may further designate and delegate to one or more additional officers or employees of the Company or any Subsidiary, and/or one or more agents, authority to assist the Committee in any or all aspects of the day-to-day administration of the Plan and/or of Awards granted under the Plan.
(b)   Powers of Committee.   Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including:
(i)   to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;
(ii)   to determine which Persons are Eligible Persons, to which of such Eligible Persons, if any, Awards shall be granted hereunder and the timing of any such Awards;
(iii)   to prescribe and amend the terms of the Award Agreements, to grant Awards and determine the terms and conditions thereof;
(iv)   to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, retention, vesting, exercisability or settlement of any Award;
(v)   to prescribe and amend the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan;
(vi)   to determine the extent to which adjustments are required pursuant to Section 16;
(vii)   to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Committee, in good faith, determines that it is appropriate to do so;
(viii)   to approve corrections in the documentation or administration of any Award;
(ix)   to make all other determinations deemed necessary or advisable for the administration of this Plan; and
(x)   to adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in this Plan by persons eligible to receive Awards under this Plan who are not citizens of or subject to taxation by, or who are employed outside, the United States or (B) to allow Awards to qualify for special tax treatment in a jurisdiction other than the United States. Committee approval will not be necessary for immaterial modifications to this Plan or any Award Agreement that are required for compliance with the laws of the relevant jurisdiction.
Notwithstanding anything in this Plan to the contrary, the Committee shall exercise its discretion in a manner that causes Awards to be compliant with or exempt from the requirements of Section 409A of the Code. Without limiting the foregoing, unless expressly agreed to in writing by the Participant holding an

Award that is “deferred compensation” under Section 409A of the Code, the Committee shall not take any action with respect to any Award which constitutes (x) a modification of a stock right within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (y) an extension of a stock right, including the addition of a feature for the deferral of compensation within the meaning of Treas. Reg. § 1.409A-1 (b)(5)(v) (C), or (z) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A of the Code within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(E).
The Committee may, in its sole and absolute discretion, without amendment to the Plan but subject to the limitations otherwise set forth in Section 20, waive or amend the operation of Plan provisions respecting exercise after Termination of Employment. The Committee or any member thereof may, in its sole and absolute discretion, except as otherwise provided in Section 20, waive, settle or adjust any of the terms of any Award so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of an applicable stock exchange, disruption of communications or natural catastrophe).
(c)   Determinations by the Committee.   All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of, or operation of, any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for as a result of gross negligence or willful misconduct in the performance of their duties.
(d)   Subsidiary Awards.   In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing any subject Ordinary Shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the Ordinary Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.
7.   Plan Awards
(a)   Terms Set Forth in Award Agreement.   Awards may be granted to Eligible Persons as determined by the Committee at any time and from time to time prior to the termination of the Plan. The terms and conditions of each Award shall be set forth in an Award Agreement in a form approved by the Committee for such Award, which Award Agreement may contain such terms and conditions as specified from time to time by the Committee, provided such terms and conditions do not conflict with the Plan. The Award Agreement for any Award (other than Restricted Share Awards) shall include the time or times at or within which and the consideration, if any, for which any Ordinary Shares or cash, as applicable, may be acquired from the Company. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Agreements may vary.
(b)   Termination of Employment.   Subject to the express provisions of the Plan, the Committee shall specify before, at, or after the time of grant of an Award the provisions governing the effect(s) upon an Award of a Participant’s Termination of Employment.
(c)   Rights of a Shareholder.   A Participant shall have no rights as a shareholder with respect to Ordinary Shares covered by an Award (including voting rights) until the date the Participant becomes the holder of record of such Ordinary Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Sections 10(b), 11(b) or 16 of this Plan or as otherwise provided by the Committee.

8.   Options
(a)   Grant, Term and Price.   The grant, issuance, retention, vesting and/or settlement of any Option shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. The term of an Option shall in no event be greater than 10 years; provided, however, the term of an Option (other than an Incentive Share Option) shall be automatically extended if, at the time of its scheduled expiration, the Participant holding such Option is prohibited by law or the Company’s insider trading policy from exercising the Option, which extension shall expire on the 30th day following the date such prohibition no longer applies. The Committee will establish the price at which Ordinary Shares may be purchased upon exercise of an Option, which in no event will be less than the Fair Market Value of such shares on the date of grant; provided, however, that the exercise price per Ordinary Share with respect to an Option that is granted as a Substitute Award may be less than the Fair Market Value of the Ordinary Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition that satisfies the requirements of (i) Section 409A of the Code, if such options held by such optionees are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code, and (ii) Section 424(a) of the Code, if such options held by such optionees are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price of any Option may be paid in cash or such other method as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the Ordinary Shares issuable under an Option, the delivery of previously owned Ordinary Shares or withholding of Ordinary Shares deliverable upon exercise.
(b)   Repricing.   Other than in connection with a change in the Company’s capitalization (as described in Section 16) or within the first twenty-four months after the Effective Date, the Committee shall not, without shareholder approval, reduce the exercise price of a previously awarded Option, provided, however, that at any time when the exercise price of an Option previously awarded at least two years ago is at least 100% greater than the Fair Market Value of an Ordinary Share over a period of 90 trading days, the Committee may, in its sole discretion and without shareholder approval, cancel and re-grant or exchange such Option for cash or a new Award with a lower (or no) exercise price.
(c)   No Reload Grants.   Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of, Ordinary Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee share option.
(d)   Incentive Share Options.   Notwithstanding anything to the contrary in this Section 8, in the case of the grant of an Incentive Share Option, if the Participant owns shares possessing more than 10% of the combined voting power of all classes of shares of the Company, the exercise price of such Option must be at least 110% of the Fair Market Value of the Ordinary Shares on the date of grant and the Option must expire within a period of not more than five years from the date of grant. Notwithstanding anything in this Section 8 to the contrary, Options designated as Incentive Share Options shall not be eligible for treatment under the Code as Incentive Share Options (and will be deemed to be Nonqualified Share Options) to the extent that either (i) the aggregate Fair Market Value of the Ordinary Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (ii) such Options otherwise remain exercisable but are not exercised within three months (or such other period of time provided in Section 422 of the Code) of separation of service (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder).
(e)   No Shareholder Rights.   Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Option or any Ordinary Shares subject to an Option until the Participant has become the holder of record of such shares.

9.   Share Appreciation Rights
(a)   General Terms.   The grant, issuance, retention, vesting and/or settlement of any Share Appreciation Right shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. Share Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of Options granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”). Upon exercise of a tandem SAR as to some or all of the shares covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise. Conversely, if the related Option is exercised as to some or all of the shares covered by the grant, the related tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Any Share Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, provided that the Fair Market Value of an Ordinary Share on the date of the SAR’s grant is not greater than the exercise price of the related Option. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 and all tandem SARs shall have the same exercise price as the Option to which they relate. Subject to the provisions of Section 8 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Share Appreciation Right as it shall deem appropriate. Share Appreciation Rights may be settled in Ordinary Shares, cash, Restricted Shares or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement.
(b)   No Repricing without Shareholder Approval.   Other than in connection with a change in the Company’s capitalization (as described in Section 16) or within the first twenty-four months after the Effective Date, the Committee shall not, without shareholder approval, reduce the exercise price of a previously awarded Share Appreciation Right, and at any time when the exercise price of a previously awarded Share Appreciation Right is above the Fair Market Value of an Ordinary Share, the Committee shall not, without shareholder approval, cancel and re-grant or exchange such Share Appreciation Right for cash or a new Award with a lower (or no) exercise price.
(c)   No Shareholder Rights.   Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Award of Share Appreciation Rights or any Ordinary Shares subject to an Award of Share Appreciation Rights until the Participant has become the holder of record of such shares.
10.   Restricted Shares and Restricted Share Units
(a)   Vesting and Performance Criteria.   The grant, issuance, vesting and/or settlement of any Award of Restricted Shares or Restricted Share Units shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. In addition, the Committee shall have the right to grant Restricted Shares or Restricted Share Unit Awards as the form of payment for grants or rights earned or due under other shareholder-approved compensation plans or arrangements of the Company.
(b)   Dividends and Distributions.   Participants in whose name Restricted Shares are granted shall be entitled to receive all dividends and other distributions paid with respect to those Ordinary Shares, unless determined otherwise by the Committee. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional Restricted Shares and/or subject to the same restrictions on transferability as the Restricted Shares with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Share Units shall be entitled to dividends or distributions only to the extent provided by the Committee. Notwithstanding anything herein to the contrary, in no event will dividends or Dividend Equivalents be paid during the performance period with respect to unearned Awards of Restricted Shares or Restricted Share Units that are subject to performance-based vesting criteria. Dividends or Dividend Equivalents accrued on such shares shall become payable no earlier than the date the performance-based vesting criteria have been achieved and the underlying shares or Restricted Share Units have been earned.
11.   Other Share-Based Awards
(a)   General Terms.   The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Ordinary Shares, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Other Share-Based Awards. Ordinary Shares delivered pursuant to an Other Share-Based Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Ordinary Shares, other Awards, or other property, as the Committee shall determine.
(b)   Dividends and Distributions.   Shares underlying Other Share-Based Awards shall be entitled to dividends or distributions only to the extent provided by the Committee. Notwithstanding anything herein to the contrary, in no event will Dividend Equivalents be paid during the performance period with respect to unearned Other Share-Based Awards that are subject to performance-based vesting criteria. Dividend Equivalents accrued on such shares shall become payable no earlier than the date the performance-based vesting criteria have been achieved and the shares underlying the Other Share-Based Award have been earned.
12.   Incentive Bonuses
(a)   Performance Criteria.   The Committee shall establish the performance criteria and level of achievement versus such criteria that shall determine the amount payable under an Incentive Bonus, which may include a target, threshold and/or maximum amount payable and any formula for determining such achievement, and which criteria may be based on performance conditions.
(b)   Timing and Form of Payment.   The Committee shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Ordinary Shares, as determined by the Committee.
(c)   Discretionary Adjustments.   Notwithstanding satisfaction of any performance goals and, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
13.   Performance Awards
The Committee may establish performance criteria and level of achievement versus such criteria that shall determine the number of Ordinary Shares, Restricted Share Units, or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award (any such Award, a “Performance Award”). A Performance Award may be identified as “Performance Share,” “Performance Equity,” “Performance Unit” or other such term as chosen by the Committee.
14.   Section 457A
To the extent that any Award is determined to constitute “nonqualified deferred compensation” from a nonqualified entity within the meaning of Section 457A (a “457A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. It is intended that any such 457A Award will either be in full compliance with or be exempt from Section 457A of the Code. The Company makes no representation or warranty and shall have no liability to any Participant under the Plan or any other Person with respect to any penalties or taxes under Section 457A that are, or may be, imposed with respect to any Award.
15.   Conditions and Restrictions Upon Securities Subject to Awards
The Committee may provide that the Ordinary Shares issued upon exercise of an Option or Share Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Share Appreciation Right or the grant, vesting or settlement of such Award, including conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Ordinary Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Ordinary Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Ordinary Shares issued under an Award, including (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements, (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (d) provisions requiring Ordinary Shares be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
16.   Adjustment of and Changes in the Shares
(a)   The number and kind of Ordinary Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Ordinary Shares subject to the limits set forth in Section 5, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, share split, reverse share split, spin-off, extraordinary dividend or distribution of securities, property or cash (and not regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Ordinary Shares outstanding. Such adjustment may be designed to comply with Section 424 of the Code or may be designed to treat the Ordinary Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Ordinary Shares to reflect a deemed reinvestment in Ordinary Shares of the amount distributed to the Company’s securityholders. The terms of any outstanding Award shall also be equitably adjusted by the Committee as to price, number or kind of Ordinary Shares subject to such Award, vesting, and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards. No fractional Ordinary Shares shall be issued or issuable pursuant to such an adjustment.
(b)   In the event there shall be any other change in the number or kind of outstanding Ordinary Shares, or any shares or other securities into which such Ordinary Shares shall have been changed, or for which it shall have been exchanged, by reason of a Change in Control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected, which adjustments need not be uniform between different Awards or different types of Awards. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised, consistent with and as otherwise permitted under Section 409A of the Code and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.
(c)   Unless otherwise expressly provided in the Award Agreement or another contract, including an employment, offer, services or severance agreement or letter, or under the terms of a transaction constituting a Change in Control, the Committee shall provide that any or all of the following shall occur upon a Participant’s Termination of Employment by the Company without Cause or by the Participant for Good Reason within twenty-four (24) months following a Change in Control: (i) in the case of an Option or Share Appreciation Right, the Participant shall have the ability to exercise any portion of the Option or Share Appreciation Right not previously exercisable, (ii) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an Incentive Bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the Participant shall have the right to receive a payment based on target level achievement or actual performance through a date determined by the Committee, and (iii) in the case of outstanding Restricted Shares, Restricted Share Units or Other Share-Based Awards (other than those referenced in subsection (ii)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse. Notwithstanding anything herein to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute awards upon the Change in Control, immediately prior to the Change in Control, all Awards that are not assumed, continued or substituted for shall be treated as follows effective immediately prior to the Change in Control: (A) in the case of an Option or Share Appreciation Right, the Participant shall have the ability to exercise such Option or Share Appreciation Right, including any portion of the Option or Share Appreciation Right not previously exercisable, (B) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an Incentive Bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the Participant shall have the right to receive a payment based on target level achievement or actual performance through a date determined by the Committee, as determined by the Committee, and (C) in the case of outstanding Restricted Shares, Restricted Share Units or Other Share-Based Awards (other than those referenced in subsection (B)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse. In no event shall any action be taken pursuant to this Section 16(c) that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.
(d)   Notwithstanding anything in this Section 16 to the contrary, in the event of a Change in Control, the Committee may provide for the cancellation and cash settlement of all outstanding Awards upon such Change in Control.
(e)   Notwithstanding anything in this Section 16 to the contrary, an adjustment to an Option or Share Appreciation Right under this Section 16 shall be made in a manner that will not result in the grant of a new Option or Share Appreciation Right under Section 409A of the Code.
17.   Transferability
Each Award may not be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Share Appreciation Right shall be exercisable only by the Participant during his or her lifetime. Notwithstanding the foregoing, (a) outstanding Options may be exercised following the Participant’s death by the Participant’s beneficiaries or as permitted by the Committee and (b) a Participant may transfer or assign an Award as a gift to an entity wholly owned by such Participant (an “Assignee Entity”), provided that such Assignee Entity shall be entitled to exercise assigned Options and Share Appreciation Rights only during the lifetime of the assigning Participant (or following the assigning Participant’s death, by the Participant’s beneficiaries or as otherwise permitted by the Committee) and provided further that such Assignee Entity shall not further sell, pledge, transfer, assign or otherwise alienate or hypothecate such Award.
18.   Compliance with Laws and Regulations
(a)   This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver Ordinary Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver Ordinary Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Ordinary Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Ordinary Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Ordinary Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Ordinary Shares underlying such Option is effective and current or the Company has determined, in its sole and absolute discretion, that such registration is unnecessary.
(b)   In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Committee may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed outside their home country.
19.   Withholding
To the extent required by applicable federal, state, local or foreign law, the Committee may, and/or a Participant shall, make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Award or the issuance or sale of any Ordinary Shares. The Company shall not be required to recognize any Participant rights under an Award, to issue Ordinary Shares or to recognize the disposition of such Ordinary Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the Ordinary Shares that otherwise would be issued to a Participant under such Award or any other Award held by the Participant, or by the Participant tendering to the Company cash or, if allowed by the Committee, Ordinary Shares.
20.   Amendment of the Plan or Awards
The Board may amend, alter or discontinue this Plan, and the Committee may amend or alter any Award Agreement or other document evidencing an Award made under this Plan; however, except as provided pursuant to the provisions of Section 16, no such amendment shall, without the approval of the shareholders of the Company:
(a)   increase the maximum number of Ordinary Shares for which Awards may be granted under this Plan;
(b)   reduce the price at which Options may be granted below the price provided for in Section 8(a);
(c)   reprice outstanding Options or SARs other than under the exceptions described in Sections 8(b) and 9(b);
(d)   extend the term of this Plan;
(e)   change the class of Persons eligible to be Participants;
(f)   increase the individual maximum limits in Section 5(e); or
(g)   otherwise amend the Plan in any manner requiring shareholder approval by law or the rules of any stock exchange or market or quotation system on which the Ordinary Shares are traded, listed or quoted.
No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would materially impair the rights of the holder of an Award without such holder’s consent; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of, or avoid adverse financial accounting consequences under, any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
21.   No Liability of Company
The Company, any Subsidiary or Affiliate which is in existence or hereafter comes into existence, the Board and the Committee shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of Ordinary Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Ordinary Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, vesting, exercise or settlement of any Award granted hereunder.

22.   Non-Exclusivity of Plan
Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including the granting of Restricted Shares or Options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
23.   Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the Cayman Islands (without regard to its choice of law provisions). Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
24.   No Right to Employment, Reelection or Continued Service
Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its Affiliates to terminate any Participant’s employment, service on the Board or service at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its Affiliates. Subject to Sections 4 and 20, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its Affiliates.
25.   Specified Employee Delay
To the extent any payment under this Plan is considered deferred compensation subject to the restrictions contained in Section 409A of the Code, such payment may not be made to a specified employee (as determined in accordance with a uniform policy adopted by the Company with respect to all arrangements subject to Section 409A of the Code) upon Separation from Service before the date that is six months after the specified employee’s Separation from Service (or, if earlier, the specified employee’s death). Any payment that would otherwise be made during this period of delay shall be accumulated and paid on the sixth month plus one day following the specified employee’s Separation from Service (or, if earlier, as soon as administratively practicable after the specified employee’s death).
26.   No Liability of Committee Members
No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s Certificate of Incorporation and Bylaws (as each may be amended from time to time), as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
27.   Severability
If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
28.   Unfunded Plan
The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
29.   Clawback/Recoupment
Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired Ordinary Shares or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for Good Reason or otherwise be deemed to be a form of “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
30.   Failure to Accept Award.
If a Participant has not accepted an Award to the extent such acceptance has been requested or required by the Company or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company) necessary for the Company to issue Ordinary Shares upon the vesting, exercise, or settlement of the Award prior to the first date the Ordinary Shares subject to such Award are scheduled to vest, then the portion of the Award scheduled to vest on such date will be cancelled on such date and such Shares subject to the Award immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator.
31.   Interpretation
Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE BARCODE HERE NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ ZURA BIO LIMITED ANNUAL GENERAL MEETING OF STOCKHOLDERS JUNE 17, 2026 AT 12:00 p.m. EDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZURA BIO LIMITED The shareholder(s) named below, revoking all prior proxies, hereby appoint(s) Sandeep Kulkarni and Kim Davis, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares, of par value US$0.0001 each, of Zura Bio Limited (the “Company”) that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at 12:00 p.m. EDT on Wednesday, June 17, 2026 and any adjournment thereof. The Annual General Meeting will be held virtually, and for the purposes of the Second Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the Annual General Meeting shall be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. In order to attend the meeting virtually, you must register at https://web.viewproxy.com/zura/2026 by 11:59 p.m. EDT on Sunday, June 14, 2026. On the day of the Annual General Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided via email in your registration confirmations. Further instructions on how to attend and vote at the Annual General Meeting are contained in the Proxy Statement in the Sections titled “Questions and Answers About These Proxy Materials and Voting” under the headings “How do I attend the Annual General Meeting?” and “How do I vote?” This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual General Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature ____________________________________________________ Date ________________________________________________________ Title __________________________________________________________ Signature (Joint Owners) ______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/ZURA Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. CONTROL NUMBER As a stockholder of Zura Bio Limited, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EDT on June 16, 2026.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 17, 2026: The Annual Report and Proxy Statement are available at: https://web.viewproxy.com/zura/2026 The Board of Directors recommends that you vote “FOR” each of the director nominees listed in Proposal 1, and “FOR” Proposals 2, 3, and 4. Your Board of Directors recommends a vote “FOR” each of the director nominees listed in Proposal 1. Please mark your votes like this Proposal 1. Election of Directors: To elect, by ordinary resolution, eight (8) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal. NOMINEES: FOR AGAINST ABSTAIN (1) Daniel Becker ☐ ☐ ☐ (2) Mark Eisner ☐ ☐ ☐ (3) Jennifer Jarrett ☐ ☐ ☐ (4) Sandeep Kulkarni ☐ ☐ ☐ (5) Amit Munshi ☐ ☐ ☐ (6) Ajay Nirula ☐ ☐ ☐ (7) Steven Schoch ☐ ☐ ☐ (8) Parvinder Thiara ☐ ☐ ☐ Your Board of Directors recommends a vote “FOR” Proposals 2, 3, and 4. Proposal 2. Ratification of our independent registered public accounting firm: To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and until the next annual general meeting of shareholders to be held in 2027. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. Amendment and Restatement of 2023 Zura Bio Limited Equity Incentive Plan: To approve, by ordinary resolution, the Amended and Restated 2023 Zura Bio Limited Equity Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. Adjournment of the Annual General Meeting: To approve, by ordinary resolution, the adjournment of the Annual General Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals. FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: To transact such other business as may properly come before the meeting as determined in the discretion of the proxies.